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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Guaranty Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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1331 Seventeenth Street, Suite 300
Denver, Colorado 80202

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 4, 2010

        The 2010 Annual Meeting of Stockholders of Guaranty Bancorp (the "Company") will be held on Tuesday, May 4, 2010, at 2:00 p.m., Mountain Daylight Time, at the Company's principal executive offices, 1331 Seventeenth Street, Denver, Colorado 80202, for the following purposes:

          1.     To elect 9 members of the Board of Directors who shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1).

          2.     To vote on the ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ending December 31, 2010 (Proposal 2).

          3.     To vote on a proposal to approve an amendment and restatement of the Company's 2005 Stock Incentive Plan, including an increase in the authorized number of shares available for issuance from 2,500,000 to 8,500,000 (Proposal 3).

          4.     To consider and act upon such other business and matters or proposals as may properly come before the annual meeting or any postponements or adjournments thereof.

        The Board of Directors has fixed the close of business on March 15, 2010 as the record date for determining which stockholders have the right to receive notice of and to vote at the annual meeting or any postponements or adjournments thereof.

        You are cordially invited to attend the 2010 Annual Meeting of Stockholders.

By Order of the Board of Directors
/s/ PAUL W. TAYLOR
Paul W. Taylor, Secretary

Denver, Colorado
March 22, 2010

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE MEETING. Your vote is important and we appreciate your cooperation in returning promptly your executed proxy card. Your proxy is revocable and will not affect your right to vote in person at the annual meeting.

PROXY STATEMENT
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 4, 2010

 INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Guaranty Bancorp, a Delaware corporation (the "Company," "we" or "our"), to be used at our 2010 Annual Meeting of Stockholders (the "Meeting") and at any postponements or adjournments thereof. The Meeting is scheduled to be held as follows:

Date:	Tuesday, May 4, 2010
Time:	2:00 p.m., Mountain Daylight Time
Place:	Guaranty Bank Building 1331 Seventeenth St., Lower Level Denver, Colorado 80202

        This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about March 29, 2010.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 4, 2010, at 2:00 p.m., Mountain Daylight Time:

        This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are also available at www.edocumentview.com/gbnk.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

1.    What is being voted on at the Meeting?

        The matters to be considered and voted upon at the Meeting are as follows:

          A.    Election of Directors.    To elect 9 members of the Board of Directors who shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1).

          B.    Ratification of Independent Registered Public Accounting Firm.    To vote on the ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ending December 31, 2010 (Proposal 2).

          C.    Amendment and Restatement of the Company's 2005 Stock Incentive Plan.    To vote on a proposal to approve an amendment and restatement of the Company's 2005 Stock Incentive Plan, including an increase in the authorized number of shares available for issuance from 2,500,000 to 8,500,000 (Proposal 3).

          E.    Other Business.    To consider and act upon such other business as may properly come before the Meeting or any postponements or adjournments thereof.

2.    Who is entitled to vote at the Meeting? How many votes am I entitled to?

        Only stockholders of record as of March 15, 2010 (the "Record Date") may vote at the Meeting. These stockholders include holders of our voting common stock, par value $0.001 per share (the "Common Stock"), and our Series A Convertible Preferred Stock par value $0.001 per share (the "Preferred Stock"). The holders of the Preferred Stock are entitled to vote together with the holders of

Common Stock as a single class on all matters upon which the holders of Common Stock are entitled to vote.

        As of the Record Date, there were 52,798,957 shares of our Common Stock outstanding, including 1,331,240 shares of unvested restricted stock, held by approximately 238 stockholders of record. Holders of the Company's Common Stock are entitled to cast one vote for each share of Common Stock held by them as of the Record Date on any matter submitted to the stockholders for a vote. For the election of directors (Proposal 1), each share of Common Stock is entitled to cast one vote on each of the 9 director nominees. In addition, as of the Record Date, there were 61,787 shares of our Preferred Stock, held by 17 stockholders of record. Each share of Preferred Stock is entitled to cast such number of votes as the number of shares of Common Stock into which such share of Preferred Stock is convertible as of the Record Date. Accordingly, holders of the Company's Series A Convertible Preferred Stock are entitled to cast 500 votes for each share of Series A Convertible Preferred Stock held by them as of the Record Date (30,893,500 in the aggregate). For the election of directors (Proposal 1), each share of Preferred Stock is entitled to cast 500 votes on each of the 9 director nominees. Although the number of fixed directors is 10, votes cannot be cast for a greater number of persons than the number of nominees.

        In the aggregate, the holders of the Common Stock and Preferred Stock, voting together as a single class, are entitled to cast 83,692,457 votes with respect to each Proposal (as defined below), or, in the case of Proposal 1, each of the 9 director nominees.

3.    How does the Board of Directors recommend I vote?

        The Board of Directors recommends a vote "FOR" each of the director nominees (Proposal 1) and "FOR" each of Proposal 2 and Proposal 3 (together, the "Proposals").

4.    What is the difference between a holder of record and a beneficial owner of shares held in street name?

        Holder of Record.    If your shares of Common Stock are registered directly in your name with the Company's transfer agent, Computershare Investor Services, LLC ("Computershare"), or, in the case of shares of Preferred Stock, registered directly in your name with the Company, you are considered the holder (or stockholder) of record with respect to those shares. As a holder of record, you should have received this Proxy Statement, our Annual Report and a proxy card from the Company via Computershare.

        Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization acting as a nominee, then you are the beneficial owner of shares held in "street name". The organization holding your account is considered the holder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. Accordingly, you should have received this Proxy Statement, our Annual Report and a vote instruction form from that organization.

5.    How many shares must be represented at the Meeting to constitute a "quorum"?

        A quorum is required for the Meeting to be held. The holders of a majority of the combined voting power of the shares of Common Stock and Preferred Stock, treated as a single class, outstanding as of the Record Date, either present in person or by proxy, will constitute a quorum. Broker non-votes and abstentions (see #11 and #12 below, respectively) will be treated as present for purposes of determining a quorum for the Meeting.

6.    What is the vote necessary to approve each of the matters being considered at the Meeting?

        For Proposal 1 (the election of directors), each director nominee must receive a majority of votes cast by the stockholders of Common Stock and Preferred Stock, voting together as a single class, to be

elected—i.e., the number of votes cast "FOR" the director nominee must exceed the number of votes cast "AGAINST" that nominee. See "Majority Vote Standard for Election of Directors" under "Proposal 1: Election of Directors" in this Proxy Statement.

        For Proposal 2 (the ratification of the appointment of Crowe Horwath LLP), the proposal must receive a majority of votes cast by the stockholders of Common Stock and Preferred Stock, voting together as a single class—i.e., the number of votes cast "FOR" the proposal must exceed the number of votes cast "AGAINST" the proposal.

        For Proposal 3 (amendment and restatement of the 2005 Stock Incentive Plan), the proposal must receive a majority of votes cast by the stockholders of Common Stock and Preferred Stock, voting together as a single class—i.e., the number of votes cast "FOR" the proposal must exceed the number of votes cast "AGAINST" the proposal.

7.    What do I have to do to vote?

        Holders of Record.    If you are a holder of record, you may vote either in person at the Meeting, via the Internet (by following the instructions provided on the proxy card), by telephone (by calling the toll free number found on the proxy card), or by mail (by filling out the proxy card and sending it back in the envelope provided).

        Street Name Holders.    If you hold your shares in "street name", you should receive a voting instruction form from your brokerage firm, bank, broker-dealer or other nominee asking you how you want to vote your shares. If you do not, you should contact your brokerage firm, bank, broker-dealer or other nominee and obtain a voting instruction form from them. You may vote in person at the Meeting, but you must obtain a legal proxy from the organization that holds your shares.

8.    Can I change or revoke my vote after I voted?

        Holders of Record.    If you are a holder of record, you may change or revoke your vote at any time before it is counted at the Meeting by:

  •
  notifying our Secretary in writing that you wish to revoke your proxy at the following address:

      Guaranty Bancorp
      Attention: Paul W. Taylor, Secretary
      1331 Seventeenth Street, Suite 300
      Denver, Colorado 80202

  •
  attending the Meeting and voting in person; or

  •
  submitting a later dated proxy card.

Attending the Meeting by itself will not automatically revoke your prior proxy. You must comply with one of the methods indicated above in order to revoke your proxy.

        Street Name Holders.    If you hold your shares in "street name", please refer to the information in the materials provided by your brokerage firm, bank, broker-dealer or other nominee for an explanation of how to change or revoke your vote and of the effect of not indicating a vote.

9.    What happens if I do not give specific voting instructions?

        Holders of Record.    If you are a holder of record and you either (i) indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board or (ii) sign and return a proxy card without giving specific instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

        Street Name Holders.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote".

10.    Which proposals are considered "routine" or "non-routine"?

        A broker or other nominee may generally vote on routine matters, but cannot vote without instructions on non-routine matters (i.e., a broker non-vote).

        The Company believes that Proposal 2 (the ratification of the appointment of Crowe Horwath LLP) will be considered routine under the rules of the New York Stock Exchange (which apply to brokers), and therefore no broker non-votes are expected to exist in connection with Proposal 2.

        The Company believes that Proposal 1 and Proposal 3 will each be considered non-routine, and therefore there may be broker non-votes on each of these Proposals.

11.    How are broker non-votes treated?

        Broker non-votes are counted for purposes of determining whether a quorum is present, but are not considered as votes cast. For the purpose of determining whether the stockholders have elected each of the nominees for director (Proposal 1) and approved the amendment and restatement of the 2005 Stock Incentive Plan (Proposal 3), broker non-votes will have no effect on the vote.

12.    How are abstentions treated?

        Abstentions are counted for purposes of determining whether a quorum is present, but are not considered as votes cast. Shares not present at the Meeting and abstentions will have no effect on any of the Proposals.

13.    How will voting on any other business be conducted?

        We do not know of any other business to be considered at the Meeting. For holders of record, if any other business is presented at the Meeting, any of the persons named on the proxy card as your designated proxies may vote on that matter in his or her discretion. If you hold your shares in "street name," please see the materials provided by your brokerage firm, bank, broker-dealer or other nominee for an explanation of how your shares will be voted on any other business. Any such matter must receive a majority of votes cast—i.e., the number of votes cast "FOR" the matter must exceed the number of votes cast "AGAINST" the matter (or any higher vote required by our Bylaws or the Delaware General Corporation Law)—in order to be approved.

14.    Who pays the cost of soliciting proxies on behalf of the Company?

        The Company will pay the cost of preparing, assembling and mailing the proxy materials and soliciting proxies for the Meeting. In addition to the solicitation of proxies by mail, some of the directors, officers and employees of the Company or its subsidiaries may solicit proxies telephonically, electronically or by other means of communication. Such directors, officers and employees will receive no additional compensation for their services. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

15.    Can I attend the Meeting and vote in person? How can I obtain directions to attend the Meeting?

        Any stockholder entitled to vote at the Meeting may attend the Meeting and vote in person. If you hold shares in "street name" and would like to attend the Meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership of Common Stock as of the Record Date. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Meeting. Each stockholder who attends may be asked to present valid picture identification, such as a driver's license or passport. Please note that the use of cell phones, PDAs, recording and photographic equipment and/or computers is not permitted in the meeting room at the Meeting.

        To obtain directions to attend the Meeting, please call 303-293-5500 or contact our Investor Relations at investor.relations@gbnk.com.

16.    How do I get more information about the Company?

        With this Proxy Statement, we are also sending you our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which includes our financial statements. If you did not receive our Annual Report, we will send it to you without charge. The Annual Report includes a list of exhibits filed with the Securities and Exchange Commission (the "SEC"), but does not include the exhibits. If you wish to receive our Annual Report or copies of the exhibits or other information about the Company, please write to:

      Guaranty Bancorp
      Attention: Investor Relations
      1331 Seventeenth Street, Suite 300
      Denver, Colorado 80202

        You may also send your request by e-mail to investor.relations@gbnk.com.

        We also maintain a website at www.gbnk.com where you may view, print and download our public filings made with the SEC, as well as other information about the Company. In addition, the SEC maintains a website at www.sec.gov that contains our public filings. The public may also read and copy any materials we file with the SEC at the SEC's Public Reference Room, located at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

        This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are also available at www.edocumentview.com/gbnk.

"HOUSEHOLDING" OF PROXY MATERIALS

        Some banks, brokers and other nominee record holders may participate in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Proxy Statement and Annual Report to stockholders is sent to multiple stockholders who share the same last name and address, unless contrary instructions are received from one or more of the stockholders. Each stockholder continues to receive a separate proxy card. This procedure reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses of the Company. If you would like to receive a separate copy of the Proxy Statement or Annual Report, we will provide either document promptly to you upon request by writing to our mailing address or e-mail address listed above, or by calling Investor Relations at 303-293-5563. If you want to receive separate copies of the Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder.

BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT

        For purposes of the following table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock or Preferred Stock, as applicable, that such person has the right to acquire within 60 days. Each share of Preferred Stock will automatically convert into shares of common stock on August 11, 2014 and may be converted into shares of Common Stock following the earlier of August 11, 2011 or the occurrence of certain events resulting in the conversion, exchange or reclassification of the Common Stock. Accordingly, for purposes of the following table, holders of Preferred Stock are not deemed to be beneficial owners of the Common Stock. However, the holders of the Preferred Stock are entitled to vote together with the holders of Common Stock as a single class of voting securities (together, the "Voting Stock") on all matters upon which the holders of Common Stock are entitled to vote. Each share of Preferred Stock is entitled to cast such number of votes as the number of shares of Common Stock into which such share of Preferred Stock is convertible based upon a conversion rate of $2.00 (each share of Preferred Stock is valued at $1,000). The following table sets forth information as of March 15, 2010 regarding the beneficial owners of more than five percent of the outstanding shares of (1) Common Stock and (2) Voting Stock. To the Company's knowledge, there are no beneficial owners of more than five percent of the outstanding shares of Common Stock or Voting Stock as of March 15, 2010 other than those set forth below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class(1)	Amount and Nature of Beneficial Ownership of Voting Stock(2)		Percent of Class(3)
Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, New Jersey 07078-2789	10,740,191	(4)	20.3%	10,740,191	(5)	12.8%
John M. Eggemeyer 6051 El Tordo Rancho Santa Fe, CA 92067-1329	3,473,583	(6)	6.6%	8,706,083	(7)	10.4%
Thomson Horstmann & Bryant, Inc. Park 80 West, Plaza One Saddle Brook, NJ 07663	3,135,108	(8)	5.9%	3,135,108		3.7%
William J. Ruh 6051 El Tordo Rancho Santa Fe, CA 92067-1329	2,823,573	(9)	5.3%	8,186,073	(10)	9.8%
Castle Creek Capital Partners III, LP 6051 El Tordo Rancho Santa Fe, CA 92067-1329	2,644,963	(11)	5.0%	7,877,463	(12)	9.4%
Patriot Financial Group Cira Centre 2929 Arch Street, 27th Floor Philadelphia, PA 19104-2868	—		—	10,464,500	(13)	12.5%
Relational Investors, LLC 12400 High Bluff Drive, Suite 600 San Diego, CA 92130	—		—	10,465,000	(14)	12.5%

(1)
Based on 52,798,957 shares of Common Stock issued and outstanding as of March 15, 2010, including 1,331,240 shares of unvested restricted stock.

(2)
The number of shares of Voting Stock beneficially owned by each entity or person includes (x) any shares of Common Stock beneficially owned by such entity or person plus (y) any shares of Preferred Stock beneficially owned by such entity or person converted into Common Stock based upon a conversion price of $2.00 per share.

(3)
Based on 83,692,457 shares of Voting Stock after giving effect to the conversion of 61,787 shares of the Preferred Stock into Common Stock based upon a conversion price of $2.00 per share.

(4)
The following information is based on Amendment No. 6 to Schedule 13G filed on January 22, 2010. The shares reported above are beneficially owned by one or more open-end investment companies or other managed accounts which, pursuant to investment management contracts, are managed by Franklin Mutual Advisers, LLC ("FMA"). Such investment management contracts grant to FMA all investment and voting power over the securities owned by such investment management clients. FMA disclaims any pecuniary interest or beneficial ownership in any of the shares reported above. Mutual Shares Fund, a series of Franklin Mutual Series Funds, has an interest in 5,731,834 shares, or 10.9% of the outstanding shares, of the Common Stock.

(5)
Mutual Shares Fund has a 6.8% interest in the class of the Voting Stock.

(6)
Includes 352,500 shares held by the Eggemeyer Family Trust, 2,644,963 shares held by Castle Creek Capital Partners III, LP ("CC Fund III"), 200,000 shares of performance-based restricted stock held by Mr. Eggemeyer and 276,120 additional shares held by Mr. Eggemeyer. Mr. Eggemeyer is the trustee of the Eggemeyer Family Trust and has sole voting and dispositive power over the securities held by the Eggemeyer Family Trust. Castle Creek Capital III LLC is the sole general partner of CC Fund III. Accordingly, securities owned by CC Fund III may be regarded as being beneficially owned by Castle Creek Capital III LLC. Eggemeyer Capital LLC ("ECap") is a controlling person of Castle Creek Capital III LLC. Accordingly, securities owned or deemed to be owned by Castle Creek Capital III LLC may be regarded as being beneficially owned by ECap. John M. Eggemeyer is the sole Managing Member of ECap. Mr. Eggemeyer disclaims beneficial ownership of the securities owned by CC Fund III, except to the extent of his pecuniary interest therein.

The table does not include 13,211 shares deemed to be owned by Mr. Eggemeyer through the Company's deferred compensation plan, over which Mr. Eggemeyer does not have any voting or investment power.

(7)
Based on 10,465 shares of Preferred Stock held by CC Fund III. Mr. Eggemeyer disclaims beneficial ownership of the securities owned by Fund III, except to the extent of his pecuniary interest therein.

(8)
The following information is based on Amendment No. 1 to Schedule 13G filed on January 28, 2010. Thomson Horstmann & Bryant is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Thomson Horstmann & Bryant reported having sole voting power over 2,230,550 shares and having sole dispositive power over 3,135,108 shares.

(9)
Includes 178,610 shares held by the Lisa A. Ruh Trust, of which his spouse is the trustee, and 2,644,963 shares held by CC Fund III. Castle Creek Capital III LLC is the sole general partner of Fund CC III. Accordingly, securities owned by CC Fund III may be regarded as being beneficially owned by Castle Creek Capital III LLC. Ruh Capital LLC is a controlling person of Castle Creek Capital III LLC. Accordingly, securities owned or deemed to be owned by Castle Creek Capital III LLC may be regarded as being beneficially owned by Ruh Capital LLC. Mr. Ruh disclaims beneficial ownership of the securities owned by the Lisa A. Ruh Trust and CC Fund III, except to the extent of his pecuniary interest therein.

(10)
Based on 10,465 shares of Preferred Stock held by CC Fund III and 260 shares of Preferred Stock held by the Lisa A. Ruh Trust. Mr. Ruh disclaims beneficial ownership of the securities owned by the Lisa A. Ruh Trust and CC Fund III, except to the extent of his pecuniary interest therein.

(11)
Castle Creek Capital III LLC is the sole general partner of CC Fund III. Accordingly, securities owned by Fund III may be regarded as being beneficially owned by Castle Creek Capital III LLC. Castle Creek Capital III LLC disclaims beneficial ownership of the securities owned by CC Fund III, except to the extent of its pecuniary interest therein.

(12)
Based on 10,465 shares of Preferred Stock held by CC Fund III. Castle Creek Capital III LLC is the sole general partner of CC Fund III. Castle Creek Capital III LLC disclaims beneficial ownership of the securities owned by CC Fund III, except to the extent of its pecuniary interest therein.

(13)
Based on 17,847 shares of Preferred Stock held by Patriot Financial Partners, L.P. and 3,082 shares of Preferred Stock held by Patriot Financial Partners Parallel, L.P. Patriot Financial Partners, GP, L.P. The following are members of the "Patriot Financial Group": each of Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (together, the "Funds"), Patriot Financial Partners, GP, L.P., the general partner of the Funds ("Patriot GP"), Patriot Financial Partners, GP, LLC, general partner of Patriot GP ("Patriot LLC") and each of W. Kirk Wycoff, Ira M. Lubert and James J. Lynch, general partners of the Funds and Patriot GP and members of Patriot LLC. Accordingly, securities owned by the Funds may be regarded as being beneficially owned by Patriot GP, Patriot LLC and each of W. Kirk Wycoff, Ira M. Lubert and James J. Lynch.

(14)
Based on 10,465 shares of Preferred Stock held by each of Relational Investors Mid-Cap Fund I, L.P. ("MC I") and Relational Investors Mid-Cap Fund II, L.P. ("MC II"). Relational Investors, LLC is the sole general partner of each of MC I and MC II and, pursuant to limited partnership agreements, Relational Investors, LLC has sole investment discretion and voting authority over the shares of the Company owned by MC I and MC II. Accordingly, securities owned by MC I and MC II may be regarded as being beneficially owned by Relational Investors, LLC. Each of Ralph V. Whitworth and David H. Batchelder, as managing members of Relational Investors, LLC, may be deemed to share indirect beneficial ownership of the shares which Relational Investors, LLC may beneficially own. Each of Messrs. Whitworth and Batchelder disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

 BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table indicates the beneficial ownership of each outstanding class of the Company's equity securities (i.e., the Common Stock and the Preferred Stock) as of March 15, 2010 by: (1) each of the Company's current directors and nominees for election; (2) the chief executive officer (the "CEO") during 2009, the chief financial officer (the "CFO") during 2009 and the other named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of the Company for 2009 (together as a group, the "Named Executive Officers"); and (3) all current directors, nominees and executive officers of the Company as a group, based on the Company's records and data supplied by each of the current directors, nominees and executive officers.

Name or Number of Persons in Group	Amount and Nature of Beneficial Ownership of Class of Common Stock(1)		Percent of Class(2)	Amount and Nature of Beneficial Ownership of Class of Preferred Stock(1)		Percent of Class(3)
Directors and Nominees Who Are Not Named Executive Officers
G. Hank Brown Current Director	4,000		*	—		—
Edward B. Cordes Current Director and Director Nominee	28,828		*	—		—
John M. Eggemeyer Current Chairman of the Board, Director and Director Nominee	3,473,583	(4)	6.6%	10,465	(5)	16.9%
Stephen D. Joyce Current Director and Director Nominee	148,694	(6)	*	—		—
Gail H. Klapper Current Director and Director Nominee	12,762	(7)	*	—		—
Kathleen Smythe Current Director and Director Nominee	10,550	(8)	*	—		—
Matthew P. Wagner Current Director and Director Nominee	11,328		*	—		—
W. Kirk Wycoff Current Director and Director Nominee	—		—	20,929	(9)	33.9%
Albert C. Yates Current Director and Director Nominee	13,828		*	—		—
Named Executive Officers
Daniel M. Quinn President and Chief Executive Officer, Current Director and Director Nominee	461,852	(10)	*	—		—
Paul W. Taylor Executive Vice President, Chief Financial and Operating Officer and Secretary	143,970	(11)	*	—		—

Name or Number of Persons in Group	Amount and Nature of Beneficial Ownership of Class of Common Stock(1)		Percent of Class(2)	Amount and Nature of Beneficial Ownership of Class of Preferred Stock(1)	Percent of Class(3)
James K. Simons Executive Vice President and Chief Credit Officer	76,272	(12)	*	—	—
Suzanne R. Brennan Executive Vice President, Operations and Systems	118,473	(13)	*	—	—
Zsolt K. Besskó Former Executive Vice President, General Counsel and Secretary	18,612		*	—	—
All Current Directors, Nominees and Executive Officers as a group (13 persons)(14)	4,504,140		8.5%	31,394	50.8%

*
Represents less than 1.0% of the outstanding shares of the Company's Common Stock calculated in accordance with Rule 13d-3 (which concerns the calculation of beneficial ownership) under the Securities Exchange Act of 1934. See footnotes (1) and (2) below.

(1)
For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock or Preferred Stock, as applicable, that such person has the right to acquire within 60 days.

(2)
Based on 52,798,957 shares of Common Stock of the Company issued and outstanding as of March 15, 2010, including 1,331,240 shares of unvested restricted stock.

(3)
Based on 61,787 shares of Preferred Stock of the Company issued and outstanding as of March 15, 2010.

(4)
Includes 352,500 shares held by the Eggemeyer Family Trust, 2,644,963 shares held by Castle Creek Capital Partners III, LP ("Fund III"), 200,000 shares of performance-based restricted stock held by Mr. Eggemeyer and 276,120 additional shares held by Mr. Eggemeyer. Mr. Eggemeyer is the trustee of the Eggemeyer Family Trust and has sole voting and dispositive power over the securities held by the Eggemeyer Family Trust. Castle Creek Capital III LLC is the sole general partner of Fund III. Accordingly, securities owned by Fund III may be regarded as being beneficially owned by Castle Creek Capital III LLC. Eggemeyer Capital LLC ("ECap") is a controlling person of Castle Creek Capital III LLC. Accordingly, securities owned or deemed to be owned by Castle Creek Capital III LLC may be regarded as being beneficially owned by ECap. Mr. Eggemeyer is the sole Managing Member of ECap. Mr. Eggemeyer disclaims beneficial ownership of the securities owned by Fund III, except to the extent of his pecuniary interest therein.

The table does not include 13,211 shares of Common Stock deemed to be owned by Mr. Eggemeyer through the Company's deferred compensation plan, over which Mr. Eggemeyer does not have any voting or investment power.

(5)
All 10,465 shares are held by Fund III. Mr. Eggemeyer disclaims beneficial ownership of the securities owned by Fund III, except to the extent of his pecuniary interest therein.

(6)
The table does not include 45,429 shares deemed to be owned by Mr. Joyce through the Company's deferred compensation plan, over which Mr. Joyce does not have any voting or investment power.

(7)
The table does not include 45,429 shares deemed to be owned by Ms. Klapper through the Company's deferred compensation plan, over which Ms. Klapper does not have any voting or investment power.

(8)
Includes 9,000 shares held by the Urquieta Smythe Family Trust. Ms. Smythe is the co-trustee of the Urquieta Smythe Family Trust and has shared voting and dispositive power over the securities held by the trust with her husband. The table does not include 36,621 shares deemed to be owned by Ms. Smythe through the Company's deferred compensation plan, over which Ms. Smythe does not have any voting or investment power.

(9)
Includes 17,847 shares held by Patriot Financial Partners, L.P. and 3,082 shares held by Patriot Financial Partners Parallel, L.P. Patriot Financial Partners, GP, L.P. ("Patriot GP") is a general partner of each of Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (together, the "Funds") and Patriot Financial Partners, GP, LLC ("Patriot LLC") is a general partner of Patriot GP. In addition, Mr. Wycoff is one of the general partners of the Funds and Patriot GP and a member of Patriot LLC. Accordingly, securities owned by the Funds may be regarded as being beneficially owned by Mr. Wycoff.

(10)
Includes 300,000 shares of unvested performance-based restricted stock.

(11)
Includes 75,000 shares of unvested performance-based restricted stock and 6,667 shares of unvested time-based restricted stock.

(12)
Includes 30,000 shares of unvested performance-based restricted stock and 16,667 shares of unvested time-based restricted stock.

(13)
Includes 25,000 shares of unvested performance-based restricted stock, 6,667 shares of unvested time-based restricted stock, 71,806 shares jointly held by Ms. Brennan and her husband and 15,000 shares held solely by her husband. Ms. Brennan has shared voting and dispositive power with respect to the 71,806 shares that are held in joint tenancy with her husband.

(14)
Does not include Mr. Besskó.

PROPOSAL 1: ELECTION OF DIRECTORS

        Size of Board.    The Bylaws of the Company provide that the authorized number of directors shall be fixed from time to time by resolution of a majority of the Board of Directors. The number of directors is currently fixed at 10 and the Board is currently composed of 10 directors. G. Hank Brown, a current director, has decided not to stand for re-election at the Meeting. The Board intends to decrease the fixed number of directors to 9 effective immediately prior to the Meeting.

        2009 Appointment.    W. Kirk Wycoff was appointed to the Board effective August 11, 2009. Mr. Wycoff was appointed to the Board at the request of Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (together, the "Patriot Funds"), each of which he is a managing partner, pursuant to the Patriot Funds' right under the Investment Agreement, dated as of May 6, 2009, as amended, between the Company and the investors named therein (the "Investment Agreement"), to have a director appointed to the Board. The Patriot Funds are holders of the Preferred Stock. Pursuant to the Investment Agreement, the Board's Compensation, Nominating and Governance Committee (the "CNG Committee") approved, and the Board has recommended, the election of Mr. Wycoff as a director at the Annual Meeting. For further information, see the sub-section entitled "Corporate Governance and Board Committees—Compensation, Nominating and Governance ("CNG") Committee" in this Proxy Statement.

        Majority Vote Standard for Election of Directors.    The Company's Bylaws require that each director be elected by a majority of the votes cast with respect to such director in uncontested elections—i.e., the number of votes cast "FOR" the director nominee must exceed the number of votes cast "AGAINST" that nominee. In a contested election, the standard for election of directors would be a plurality of the votes cast. This year's election was determined to be an uncontested election, and the majority vote standard will apply. If a nominee who is serving as a director is not elected at the Meeting, Delaware law provides that the director would continue to serve on the Board as a "holdover director". However, under our Corporate Governance Guidelines, each director annually submits a resignation that is effective if the director fails to be elected through a majority vote. In that situation, the CNG Committee would make a recommendation to the Board about whether to reject or accept the resignation, or whether to take other action. The Board will accept the resignation unless it determines that acceptance is not in the best interests of the Company and its stockholders. The Board will take action within 90 days from the date the election results are certified, unless such action would cause the Company to fail to comply with any requirement of NASDAQ or any rule or regulation promulgated under the Securities Exchange Act of 1934, in which event the Company will take action as promptly as is practicable while continuing to meet such requirements. The Board will promptly publicly disclose its decision and the rationale behind it. If a nominee who was not already serving as a director fails to receive a majority of votes cast at the Meeting, Delaware law provides that the nominee does not serve on the Board as a "holdover director".

        Nominees and Qualifications.    The persons named in the following table have been recommended by the CNG Committee of the Board and approved by the Board of Directors as nominees for election to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified. Each of these persons currently serves as a director of the Company. The biographies of each of the nominees below contains information regarding the person's service as a director, principal occupation and business experience for the past five years, director positions held currently or at any time during the last five years with respect to publicly-held companies, and the specific experience, qualifications, attributes or skills that led the CNG Committee and the Board to the conclusion that the person should serve as a director. In addition to the information presented below, we also believe that all of our nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and our Board.

        With respect to the election, absent any specific instruction in the proxies solicited by the Board, the persons named as proxies will vote all proxies "FOR" the election of each of the Board's nominees listed below, or as many thereof as possible if any persons are nominated other than by the Board of Directors. In the event that any of the Board's nominees are unable to serve as directors, it is intended that each proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. Alternatively, the Board may reduce the size of the Board. To the best of its knowledge, the Company has no reason to believe that any of the nominees will be unable to serve as directors if elected.

        The Board of Directors recommends that stockholders vote "FOR" the election of each of the nominees listed below.

Name	Principal Occupation; Background	Age	Year Elected or Appointed Director
Edward B. Cordes	Mr. Cordes is an owner and President of Cordes & Company, a consulting firm specializing in insolvencies and economic valuations. Mr. Cordes is also the owner and President of Cordes & Company Financial Services, Inc., which acquires troubled assets. He has been appointed the duty of Receiver or Trustee in over 200 court actions. During his 32 years as a certified public accountant, Mr. Cordes has served in senior management positions with Ernst & Young and Cooperative Service Company. He holds a B.B.A. degree from Colorado State University and an M.A. Accountancy degree from the University of Nebraska. Mr. Cordes is a member of the Association of Insolvency Accountants, National Association of Forensic Economics and National Association of Certified Valuation Analysts. He is also active in the Denver community by continued support of various charitable organizations and serves on the Colorado State Fair Board. He is past National Chairman of the National Association of Certified Valuation Analysts. Mr. Cordes brings extensive experience in accounting and work-out situations to our Board, as well as leadership and risk assessment skills. In addition, his integral involvement in some of the communities which we serve provides the Board an important perspective.	58	2004
John M. Eggemeyer
	Mr. Eggemeyer is Chairman of the Board of the Company. From 2004 to May 2006, Mr. Eggemeyer also served as Chief Executive Officer of the Company. He is a co-founder and chief executive of Castle Creek Capital LLC, a merchant banking firm specializing in the financial services industry, and Castle Creek Financial LLC, a licensed broker/dealer. Mr. Eggemeyer is Chairman of the Board of PacWest Bancorp, and Chairman and Chief Executive Officer of White River Capital, Inc., and its wholly owned subsidiary, Union Acceptance LLC. Within the past five years, he served as a director of TCF Financial Corporation (until April 2006) and American Financial Realty Trust (until October 2005). Mr. Eggemeyer also currently serves as a trustee of Northwestern University, the Parent Advisory Board of Stanford University and The Bishop's School in La Jolla, CA. Mr. Eggemeyer brings extensive leadership and banking experience to our Board, including specific community banking expertise and management experience, as well as public company expertise and

Name	Principal Occupation; Background	Age	Year Elected or Appointed Director
	consensus-building skills. In addition, his knowledge of and experience in capital markets is an invaluable resource as the Company regularly assesses its capital and liquidity needs.	64	2004
Stephen D. Joyce
	For the past 33 years, Mr. Joyce has been the owner and President of Supermarket Liquors, Inc., located in Fort Collins, Colorado, where he is active in the community. From 1987 to September 2005, Mr. Joyce served as a director of First MainStreet Financial, Ltd., most recently as Chairman of the Board. Mr. Joyce brings to our Board an understanding of one of our previously acquired bank's history and customer base, as well as management expertise and leadership skills to our Board. In addition, his integral involvement in some of the communities which we serve provides the Board an important perspective.	61	2005
Gail H. Klapper
	Since 1989, Ms. Klapper has served as the Member/Director of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. She is also the Managing Attorney of The Klapper Firm. In 1976, she was appointed by President Ford as a White House Fellow and Special Assistant to the Secretary of the Interior. After her term in Washington, Ms. Klapper served as a member of Colorado Governor Richard D. Lamm's Cabinet. Ms. Klapper currently serves on the Board of Maxim Series Fund, Inc. a subsidiary of Great-West Life & Annuity Insurance Company, as a Director of the National Western Stock Show Association, and as President of the Board of the Hyatt Regency at the Convention Center Authority. Ms. Klapper received her B.A. in Political Science from Wellesley College and earned a Juris Doctor degree at the University of Colorado Law School. Ms. Klapper brings leadership skills in consensus-building to our Board, as well as her extensive expertise and knowledge of the Colorado economic, political and business environment. In addition, her integral involvement in some of the communities which we serve provides the Board an important perspective.	66	2007
Daniel M. Quinn
	Mr. Quinn is President and Chief Executive Officer of the Company. Mr. Quinn was appointed Chief Executive Officer in 2006 and President in 2007. He also holds the same positions with, and is a director of, the Company's subsidiary, Guaranty Bank and Trust Company. Prior to becoming the Company's CEO, Mr. Quinn was President

Name	Principal Occupation; Background	Age	Year Elected or Appointed Director
	of Quinn Financial, LLC, a financial services company, since 2003. Previously, Mr. Quinn spent 24 years with U.S. Bancorp. From 1999 to 2003, he was Vice Chairman of Commercial Banking for U.S. Bank. Previous positions at U.S. Bank include President of U.S. Bank in Colorado (formerly Colorado National Bank). Mr. Quinn graduated from the University of Minnesota with a degree in Finance. He then attended the University of Minnesota Graduate School of Business. Since moving to Colorado from Minnesota in 1990, Mr. Quinn has been active in the Denver community, currently serving on the board for the Denver Metro Boy Scouts and the Challenge Foundation. Mr. Quinn brings extensive experience in banking and executive management to our Board. Mr. Quinn's experience as a leader in our market provides insight to our Board on the factors that impact both the Company and our communities. Moreover, Mr. Quinn's day to day leadership and intimate knowledge of our business and operations provide the Board with company-specific experience and expertise.	53	2005
Kathleen Smythe
	Since 2000, Ms. Smythe has been the managing member of Bosque & Smith Investments LLC, a family-owned real estate and development business. Ms. Smythe has an extensive background in investment banking and mergers and acquisitions, including serving as Managing Director and Co-head of West Coast Investment Banking for Keefe Bruyette & Woods, Inc. (2002-2004) and Managing Director, Head of Commercial Banking Practice for Putnam Lovell Securities (2000-2002). From 1986-2000, Ms. Smythe was with Banc of America Securities (formerly Montgomery Securities) where she was a Partner and Senior Managing Director in charge of the West Coast Banking Practice. Ms. Smythe received her B.A. from the University of California, Los Angeles, an M.A. from New York University and an M.I.M. in International Management from the American Graduate School of International Management. Ms. Smythe earned masters and doctorate degrees in Romance Languages from Harvard University. Ms. Smythe's extensive experience in investment banking, particularly with a focus on the financial services industry, provides our Board invaluable expertise in this area. In addition, she brings to our Board extensive knowledge of real estate and related investment and financing activities.	56	2006

Name	Principal Occupation; Background	Age	Year Elected or Appointed Director
Matthew P. Wagner	Mr. Wagner has been Chief Executive Officer and a director of PacWest Bancorp since 2000. Prior to joining PacWest Bancorp in 2000, Mr. Wagner was President and Chief Executive Officer of Western Bancorp from 1996 until 1999, when Western Bancorp was acquired by U.S. Bancorp. Prior to joining Western Bancorp in 1996, Mr. Wagner served as an executive vice president with U.S. Bancorp in Minneapolis, Minnesota, from 1990 to 1996 and as a senior vice president from 1985 to 1990. Mr. Wagner holds a B.S. degree from the University of Nebraska and an M.B.A. from the University of Colorado. Mr. Wagner brings extensive leadership and community banking experience to our Board, including executive management experience. In addition, as the chief executive officer of a publicly-traded community bank, he provides valuable insight and guidance on the issues of corporate strategy and risk management, particularly as to his expertise and understanding of the current trends within the financial services industry.	53	2004
W. Kirk Wycoff
	Since 2007, Mr. Wycoff has been a managing partner of Patriot Financial Partners, a private equity fund focused on investing in community banks and thrifts throughout the United States. He has more than 25 years of entrepreneurial banking experience. Mr. Wycoff also serves as a director of the Company's subsidiary, Guaranty Bank and Trust Company. He also serves as Chairman of Continental Bank Holdings, Inc. and its subsidiary, Continental Bank, a savings bank based in the Philadelphia metropolitan area. In addition, Mr. Wycoff serves as a director of Franklin Security Bancorp, Inc. and its subsidiary, Franklin Security Bank, a savings bank based in Wilkes Barre, PA. From 2005 to 2007, Mr. Wycoff served as President and CEO of Continental. From 1991 to 2004, Mr. Wycoff was Chairman and CEO of Progress Financial Corp., which was acquired by FleetBoston Financial Corp. in 2004. Mr. Wycoff earned his B.A. degree in Business Administration from Franklin & Marshall College. As an active member of the community, Mr. Wycoff serves on the Board of Directors of non-profit corporations including the Continental Foundation, which raises money for less privileged children, and the Lincoln Center, which helps to provide alternative education programs for troubled youth and also helps families with life transitions. Mr. Wycoff serves as a Trustee of Franklin and Marshall College. Mr. Wycoff brings extensive leadership and community banking experience to our Board, including executive management experience, as well as public

Name	Principal Occupation; Background	Age	Year Elected or Appointed Director
	company expertise and risk assessment skills. In addition, he provides perspective to the Board as a key investor in the Company.	51	2009
Albert C. Yates
	Dr. Yates retired in June 2003 after 13 years as President of Colorado State University. He was also Chancellor of the Colorado State University System until October 2003, and is a former member of the board of the Federal Reserve Bank of Kansas City-Denver Branch and the board of directors of First Interstate Bank. He currently serves as a director of StarTek, Inc. and Level 3 Communications. Dr. Yates also served as a director of Adolph Coors Company from 1998 to 2005, a member of the board of trustees of the Berger Funds from 2001 to 2005, a director and Chairman of the Board of Centennial Bank of the West, a former subsidiary of the Company, from 2002 through 2004, and a director of Dominion Industrial Capital Bank from 1999 to 2000. Dr. Yates graduated magna cum laude from Memphis State University, with degrees in chemistry and mathematics. He earned his doctorate in theoretical chemical physics from Indiana University at Bloomington. Dr. Yates' extensive background in education and administration provides our Board with leadership and consensus-building skills on a variety of matters, including corporate governance. In addition, he brings to the Board extensive experience and related expertise serving on a variety of public company boards, including the compensation and audit committees of some of those companies.	68	2005

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has appointed Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ending December 31, 2010. Representatives from Crowe Horwath are expected to be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. For further information regarding the fees charged and services provided by Crowe Horwath in 2009 and 2008 to the Company, see "Independent Registered Public Accounting Firm Fees and Services" in this Proxy Statement.

        The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ending December 31, 2010.

PROPOSAL 3: AMENDMENT AND RESTATEMENT OF THE 2005 STOCK INCENTIVE PLAN

        The Board of Directors has approved, subject to the approval of its stockholders, an amendment and restatement of the existing Guaranty Bancorp 2005 Stock Incentive Plan (the "Incentive Plan"). We refer to this amendment and restatement as the "Restated Incentive Plan". The primary purpose of the Restated Incentive Plan is to increase the aggregate number of shares of Common Stock available for issuance under the Incentive Plan by 6,000,000, from 2,500,000 to 8,500,000.

        The Restated Incentive Plan also contains certain additional changes from the Incentive Plan, including a revision of the definition of "Vesting Event" so that the only trigger event is the occurrence of a change in control, revision of certain provisions to clarify that awards under the Restated Incentive Plan are intended to either comply with, or be exempt from coverage of, Section 409A of the Internal Revenue Code, and the addition of provisions to facilitate compliance with Section 162(m) of the Internal Revenue Code, including the addition of specific qualifying performance criteria.

        Currently, the Incentive Plan authorizes the granting of stock-based awards in the form of time-based and performance-based restricted stock grants, restricted stock units, options, stock appreciation rights (SARs) and other equity-based awards to purchase up to 2,500,000 shares of Common Stock. As of the Record Date, net grants of 630,000 shares of performance-based restricted stock and 1,360,185 shares of time-based restricted stock have been granted under the Incentive Plan, with 509,815 shares remaining available for issuance under the Incentive Plan. No stock options, restricted stock units, SARs or other equity-based awards have been granted under the Incentive Plan.

        The Company is in the midst of a significant effort to reposition itself for improved financial performance, while facing one of the most challenging economic environments in many decades. In addition, bank regulatory initiatives related to compensation recently announced by the Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation are likely to impact the compensation strategies used by financial institutions. The Company expects that new best compensation practices will evolve from the increased regulatory scrutiny on incentive compensation, which may encourage increased use of equity incentives. The Company is also a services business, and has historically issued equity incentives as a key element to attract, motivate and retain its employees. Additional shares are necessary to permit the Company to continue to effectively provide incentives and rewards to its employees and directors, to attract and retain such persons on a competitive basis and to associate the interests of such persons with those of the Company and its subsidiaries.

        The Restated Incentive Plan is being submitted to the stockholders for approval in order to comply with the applicable requirements of The NASDAQ Stock Market LLC and to qualify certain awards made to certain officers as deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code. Stockholder approval is also necessary under the federal income tax rules with respect to the qualification of incentive stock options. A vote in favor of approving the Restated Incentive Plan will constitute approval of all terms of the plan, including the adoption of all qualifying performance criteria identified in this Proxy Statement, the eligible employees, the maximum award payable to a participant, and other terms applicable to officers subject to Section 162(m).

        If this proposal is not approved by the Company's stockholders, the Company's flexibility may be limited with respect to the Company's ability to provide incentives and rewards to its employees and directors, to attract and retain such persons on a competitive basis and to associate the interests of such persons with those of the Company and its subsidiaries.

        If approved by the stockholders, the Restated Incentive Plan will be effective as of the date of the Annual Meeting. If stockholder approval is not obtained for the Restated Incentive Plan at the Annual Meeting, the Incentive Plan will continue in effect and the Company will continue to grant equity awards under the Incentive Plan until the shares remaining available for issuance are exhausted.

        A description of the material provisions of the Restated Incentive Plan is included below under the section entitled "Summary of the Guaranty Bancorp Amended and Restated 2005 Stock Incentive Plan" and the Restated Incentive Plan is attached as Appendix A to this Proxy Statement.

        The Board of Directors recommends that stockholders vote "FOR" Proposal 3 to approve the amendment and restatement of the Company's 2005 Stock Incentive Plan. Unless a contrary choice is specified, proxies solicited by the Board will be voted "FOR" the approval of the amendment and restatement of the 2005 Stock Incentive Plan.

 CORPORATE GOVERNANCE AND BOARD COMMITTEES

        The Company is committed to maintaining good corporate governance practices. The Board regularly reviews its governance standards and procedures to ensure compliance with changing laws, rules and regulations that govern the Company's business. The Company's website at www.gnbk.com includes important information regarding Company policies and Board committee charters, including the Company's Corporate Governance Guidelines and Code of Business Conduct and Ethics, as well as the Company's SEC filings and press releases.

        During 2009, the Board of Directors of the Company met five times. The independent directors also met at least twice in executive session during 2009. Albert C. Yates presided at meetings of the independent directors as the Lead Director during 2009. During 2009, no incumbent director attended fewer than 75% of the aggregate of the meetings of the Board (during the period for which he or she was a director) and the meetings held by all of the committees of the Board on which he or she served (during the periods that he or she served), other than Mr. Wycoff. The Board's policy regarding director attendance at the Annual Meeting of Stockholders is that directors are welcome to attend, and that the Company will make all appropriate arrangements for directors that choose to attend. All directors attended the 2009 Annual Meeting of Stockholders.

        The current members of the Board of Directors' committees are as follows:

Director	Audit Committee	Compensation, Nominating and Governance Committee	Corporate Risk Committee	Executive Committee
G. Hank Brown		☒
Edward B. Cordes	☒
John M. Eggemeyer			C	C
Stephen D. Joyce		☒
Gail H. Klapper		☒
Daniel M. Quinn			☒	☒
Kathleen Smythe	☒
Matthew P. Wagner	C		☒	☒
W. Kirk Wycoff	☒		☒
Albert C. Yates		C

☒ = Member    C = Chair

Board Leadership Structure

        Under our Corporate Governance Guidelines, the Board is free to select its Chairman and the Company's Chief Executive Officer (CEO) in the manner it considers in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals. Since 2006, the Company has had a separate Chairman of the Board and CEO. We separate the roles of Chairman of the Board and CEO in recognition of the differences between the two roles. The CEO is responsible for implementing the strategic goals of the Company and for the day to day leadership, operations and performance of the Company, while the Chairman of the Board provides strategic guidance to the CEO, presides over meetings of the full Board and, if the Chairman is independent, over executive sessions of the independent directors and chairs meetings of stockholders. Our Corporate Governance Guidelines further provide that, if the Chairman of the Board is not an independent director, the independent directors shall designate a Lead Director to preside over executive sessions of the independent directors of the Board. Since the Chairman of the Board, John M. Eggemeyer, was determined to be independent in February 2010, a Lead Director was not designated for 2010.

Board's Role in Risk Oversight

        Pursuant to our Corporate Governance Guidelines, the Board has designated the Corporate Risk Committee with the primary responsibility to oversee and monitor the risks that arise in the general conduct of business by the Company and its subsidiaries. The Corporate Risk Committee meets at least quarterly with members of executive management and receives various risk-related reports, including reports related to liquidity, credit, operations and insurance, among others. The Corporate Risk Committee provides a report to the full Board on at least a quarterly basis. In addition, at least annually, management updates and presents the Company's Risk Management Policy to the Corporate Risk Committee, which addresses the identification, measurement, control, and monitoring of several categories of risks, including credit, interest rate, liquidity, transaction, compliance, strategic and reputational risk. For further information on the duties and responsibilities of the Corporate Risk Committee, see the subsection "Corporate Risk Committee" below. In addition to the Corporate Risk Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the CNG Committee considers the risks that may be implicated by our executive compensation programs and the Audit Committee considers the risks that may be identified through the Company's internal audit reviews.

Independence

        Nine out of the ten members of the current Board (90%) are independent directors. At least annually, the Board, with the assistance of the CNG Committee, evaluates the independence of the directors based on the independence requirements of The NASDAQ Stock Market LLC ("NASDAQ") listing standards and applicable SEC rules and regulations.

        In February 2010, the Board affirmatively determined, upon the recommendation of the CNG Committee, that each of the following directors and nominees meets the independence requirements of the NASDAQ listing standards and applicable SEC rules and regulations: Messrs. Brown, Cordes, Eggemeyer, Joyce, Wagner, Wycoff and Yates, Ms. Klapper and Ms. Smythe.

        In making such determinations, the Board evaluated banking, commercial, service, familial and other relationships between each director or immediate family member and their related interests and the Company, if any, including those relationships described below under "Certain Relationships and Transactions with Related Persons" in this Proxy Statement. The Board considered the following specific relationships:

  •
  Messrs. Cordes, Joyce and Yates and Ms. Klapper, or certain members of their immediate families or certain of their related interests, are customers of and conduct banking transactions with the Company's bank subsidiary in the ordinary course of business on customary terms.

  •
  Mr. Brown serves as a part-time, non-managerial employee of the law firm of Brownstein Hyatt Schreck LLP, which may from time to time provide legal services to the Company.

  •
  Ms. Klapper's son-in-law is a partner at the law firm of Rothgerber, Johnson & Lyons, which may from time to time provide legal services to the Company. Also, Ms. Klapper serves as a board member of Maxim Series Fund, Inc., a subsidiary of Great-West Life & Annuity Insurance Company. Maxim Series Fund, Inc. provides several investment portfolios, which are investment options in the Company's 401(k) Plan.

  •
  Mr. Eggemeyer is a co-founder and chief executive of Castle Creek Financial LLC. The Company is party to an agreement with Castle Creek Financial pursuant to which Castle Creek Financial is engaged as the exclusive financial advisor to the Company and any entities the Company may form, acquire or invest in, in connection with any effort by the Company to acquire or invest in other financial institutions, effect a sale of the Company or a material amount of the Company's assets or pursue a financing or recapitalization transaction. Either party may terminate the agreement at any time upon 30 days written notice without penalty. For the past four years (2006-2009), the Company did not pay any fees to, or reimburse any expenses of, Castle Creek Financial, other than the reimbursement of expenses of Mr. Eggemeyer in his capacity as a director of the Company. For further information, see the Section entitled "Certain Relationships and Transactions with Related Persons" in this Proxy Statement.

  •
  The Company's Chairman, Mr. Eggemeyer, serves as Chairman of PacWest Bancorp, of which Mr. Wagner is the CEO.

        The Board determined that none of these relationships would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit Committee

        During 2009, the Audit Committee met ten times. The Board has determined that each member of the Audit Committee is independent, including the additional independence requirements for Audit Committee membership. The Board has also determined that each member of the Audit Committee is financially literate and that at least one audit committee financial expert, Mr. Cordes, serves on the Audit Committee. Information regarding the functions performed by the Audit Committee is set forth in the "Report of the Audit Committee" included in this Proxy Statement, as well as in the Audit Committee charter. The charter of the Audit Committee was last amended as of February 9, 2010, a copy of which may be obtained on the Company's website at www.gbnk.com under the section entitled "Corporate Governance".

Compensation, Nominating and Governance ("CNG") Committee

        During 2009, the CNG Committee met five times. The Board has determined that each member of the CNG Committee is independent. The CNG Committee reviews and makes recommendations to the Board of Directors on matters concerning nominees for positions on the Board of Directors; reviews and makes recommendations to the Board regarding the compensation of the directors and director independence; reviews and approves the compensation of the Company's chief executive officer and other executive officers; and reviews and approves the Company's incentive compensation plans and equity-based plans, 401(k) plan, deferred compensation plan(s) and other employee benefit plans. The CNG Committee also assists the Board of Directors in promoting the best interests of the Company and its stockholders through the implementation of sound corporate governance principles and practices, including the review and approval or ratification of related-party transactions of the Company. The CNG Committee operates under a charter that was amended as of February 9, 2010, a copy of which may be obtained on the Company's website at www.gbnk.com under the section entitled "Corporate Governance".

        In identifying and recommending nominees for positions on the Board of Directors, the CNG Committee places primary emphasis on the criteria set forth under "Selection of Directors" in our Corporate Governance Guidelines, namely: (1) independence qualifications under the NASDAQ listing standards and other qualifications necessary for committee membership; (2) working knowledge of the banking business; (3) experience with businesses and other organizations of comparable size; (4) integrity, accomplishments and reputation in the business community; (5) current knowledge and contacts in the communities in which the Company does business and in the Company's industry or other industries relevant to the Company's business; (6) personal qualities and characteristics; (7) ability and willingness to commit adequate time to Board and committee matters; (8) the fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; (9) diversity of viewpoints, backgrounds, experience and other demographics; (10) other factors, such as judgment, skill, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board; and (11) the absence of factors that would reflect negatively on the Company or legally disqualify the director nominee, including without limitation, a criminal conviction or poor reputation.

        In addition, under the terms of the Investment Agreement, each of (x) the Patriot Funds, together, and (y) Relational Investors Mid-Cap Fund I, L.P. and Relational Investors Mid-Cap Fund II, L.P. (together, the "Relational Funds"), together, is entitled to nominate one person to either be elected or appointed as a director or be appointed as an observer to the Company's Board of Directors. Each of the Patriot Funds and the Relational Funds are holders of the Preferred Stock. The Patriot Funds' director nominee was Mr. Wycoff. The Relational Funds elected to have an individual appointed as a Board observer. Further, as long as either the Patriot Funds or the Relational Funds beneficially owns Preferred Stock convertible into at least 4.9% of the outstanding shares of Common Stock or 4.9% of the outstanding shares of Common Stock, the Company is required to recommend to its stockholders the election of the person nominated by either the Patriot Funds or the Relational Funds to be appointed or elected as a director at the Company's annual meeting of stockholders, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the CNG Committee. The CNG Committee approved, and the Board has recommended, the election of Mr. Wycoff as a director at the Annual Meeting.

        The CNG Committee does not set specific, minimum qualifications that nominees must meet in order for the CNG Committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors and its committees. The CNG Committee may seek input from other members of the Board in identifying possible candidates, and may, in its discretion, engage one or more search firms to assist in the recruitment of director candidates. The CNG Committee will consider nominees for director nominated by the Company's stockholders in accordance with the Company's Bylaws. The CNG Committee will consider candidates recommended by stockholders against the same criteria as nominees not proposed by stockholders. Stockholders who wish to submit nominees for director for consideration by the CNG Committee for election at our 2011 Annual Meeting should follow the process detailed under "Stockholder Proposals and Director Nominations—2011 Annual Meeting" in the Section entitled "Other Business" in this Proxy Statement.

        For further information on the Company's processes and procedures for the consideration and determination of executive compensation, please see the sub-section entitled "Executive Compensation—Compensation Discussion and Analysis" in this Proxy Statement. For further information on the Company's processes and procedures for the consideration and determination of director compensation, please see the Section entitled "Director Compensation" in this Proxy Statement.

Corporate Risk Committee

        During 2009, the Corporate Risk Committee met four times. The Corporate Risk Committee oversees and monitors the risks that arise in the general conduct of our business. The Corporate Risk Committee's duties and responsibilities include overseeing the asset/liability management process of the Company and its subsidiaries, overseeing the Company's credit risk exposure, reviewing and approving the adequacy of the Company's loan loss reserves, reviewing legal and regulatory trends and potential exposures, including monitoring the Company's compliance and progress with any regulatory enforcement or supervisory action applicable to the Company or its bank subsidiary, overseeing the adequacy of the Company's insurance coverage and overseeing the operations risk of the Company such as the Company's business continuity and disaster recovery program, information systems security program and ACH risk exposure. The charter of the Corporate Risk Committee was last amended as of February 9, 2010, a copy of which may be obtained on the Company's website at www.gbnk.com under the section entitled "Corporate Governance".

Executive Committee

        The Executive Committee supports the Board of Directors in the performance of its duties and responsibilities with respect to strategic and management matters and acts on behalf of the Board, between meetings of the Board of Directors, to the full extent permitted by law.

Compensation Committee Interlocks and Insider Participation

        During 2009, G. Hank Brown, Stephen D. Joyce, Gail H. Klapper and Albert C. Yates served on the CNG Committee. None of these directors was formerly an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves on the board of directors of any other company that has one or more executive officers serving as a member of the CNG Committee, no executive officer of the Company serves as a member of the compensation committee of the board of any other company that has one or more executive officers serving as a member of the Company's Board of Directors, and no such interlocking relationships existed during 2009.

Family Relationships

        There are no family relationships among any of the directors or executive officers of the Company.

 DIRECTOR COMPENSATION

        Director compensation is reviewed by the CNG Committee, which recommends director compensation to the Board for approval. The Company's Corporate Governance Guidelines provide that a peer review of director compensation be conducted at least every three years. The CNG Committee does not regularly use an outside consultant to evaluate director compensation. In 2007, the CNG Committee requested management to conduct a competitive peer review of director compensation. Management used data from Equilar to analyze director compensation against a peer group of companies and presented its analysis to the CNG Committee. This peer group (listed below) is a group of publicly traded, financial institutions across a similar range of asset size to the Company that the Company uses to compare its financial performance against.

BancFirst Corporation	Glacier Bancorp, Inc.
Capital City Bank Group, Inc.	Hancock Holding Company
Cascade Bancorp	Hanmi Financial Corporation
Central Pacific Financial Corp.	Park National Corporation
City Holding Company	Prosperity Bancshares, Inc.
CoBiz Financial Inc.	S&T Bancorp, Inc.
PacWest Bancorp (formerly First Community Bancorp)	SVB Financial Group
First Financial Bankshares, Inc.	Umpqua Holdings Corporation
First Regional Bancorp (subsidiary bank failed in 2010)	United Bankshares Inc.
Frontier Financial Corporation	Westamerica Bancorporation

        Based upon the review of the analysis, the CNG Committee recommended to the Board, and the Board approved, the following director compensation for non-management directors, commencing as of July 1, 2007:

  •
  Annual cash retainer of $50,000 ($70,000 for the Chairman of the Board), paid quarterly in arrears.

  •
  Additional annual cash retainer for committee chairs, $10,000 in the case of the Audit Committee, $5,000 in the case of the CNG Committee and $5,000 in the case of the Corporate Risk Committee, each paid quarterly in arrears.

        In February 2009, the CNG Committee recommended, and the independent directors of the Board approved, the increase of the annual cash retainer for the Chairman of the Board to $180,000. The rationale for this increase was that the current economic environment, coupled with the ongoing executive and administrative needs of the Company, has created a considerably greater work load for Mr. Eggemeyer, and therefore has created a significant increase in Mr. Eggemeyer's time commitment to the affairs of the Company and the Board of the Directors.

        All directors are reimbursed for their reasonable travel, lodging, food and other expenses incurred in connection with their service on the Board and its committees.

        In 2009, directors had the option of participating in the Company's Deferred Compensation Plan, which is further described under "Deferred Compensation" in this Proxy Statement.

 2009 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
G. Hank Brown	50,000	—	50,000
Edward B. Cordes	50,000	—	50,000
John M. Eggemeyer	172,027	—	172,027
Stephen D. Joyce(1)	50,000	—	50,000
Gail H. Klapper(1)	50,000	—	50,000
Kathleen Smythe(1)	50,000	—	50,000
Matthew P. Wagner	60,000	—	60,000
W. Kirk Wycoff(2)	19,429		19,429
Albert C. Yates	55,000	—	55,000

(1)
Amounts listed under "Fees Earned or Paid in Cash" were deferred under the Company's Deferred Compensation Plan.

(2)
Mr. Wycoff was appointed to the Board effective August 11, 2009.

EXECUTIVE OFFICERS

        The following table sets forth, as to each of the persons who currently serve as executive officers of the Company, such person's age, current position and the period during which such person has served in such position. Following the table is a description of each executive officer's principal occupation during the past five years.

Name	Age	Position	Year of Commencing the Position
Daniel M. Quinn	53	President and Chief Executive Officer of the Company	2006
Paul W. Taylor	49	Executive Vice President, Chief Financial and Operating Officer and Secretary of the Company	2004
Suzanne R. Brennan	59	Executive Vice President, Operations and Systems of the Company	2005
James K. Simons	53	Executive Vice President and Chief Credit Officer of the Company	2007

        Daniel M. Quinn.    Mr. Quinn is President and Chief Executive Officer and a director of the Company and holds the same positions with the Company's subsidiary, Guaranty Bank and Trust Company. Mr. Quinn joined the Company as a member of the Board of Directors in 2005 and was appointed Chief Executive Officer in 2006 and President in 2007. Prior to becoming the Company's CEO, Mr. Quinn was President of Quinn Financial, LLC, a financial services company, since 2003. Previously, Mr. Quinn spent 24 years with U.S. Bancorp. From 1999 to 2003, he was Vice Chairman of Commercial Banking for U.S. Bank. Previous positions at U.S. Bank include President of U.S. Bank in Colorado (formerly Colorado National Bank). Mr. Quinn graduated from the University of Minnesota with a degree in Finance. He then attended the University of Minnesota Graduate School of Business. Since moving to Colorado from Minnesota in 1990, Mr. Quinn has been active in the Denver community, currently serving on the board for the Denver Metro Boy Scouts and the Challenge Foundation.

        Paul W. Taylor.    Mr. Taylor is Executive Vice President, Chief Financial Officer, Chief Operating Officer and Secretary of the Company and holds the same positions with the Company's subsidiary, Guaranty Bank and Trust Company. He is also a director of Guaranty Bank and Trust Company. From 2000 to 2004, he served as Chief Financial Officer of the Company's predecessor. During his 25-year banking and investment banking career, he worked for Alex Sheshunoff Investment Banking as a Director of Mergers and Acquisitions. He was also an investment banker with Century Capital Group, where he advised small businesses on M&A and financing. Mr. Taylor worked for KeyCorp for 12 years in both New York and the Rocky Mountain Region in numerous management positions and left the company as Executive Vice President and Chief Financial Officer of the Rocky Mountain Region.

        Suzanne R. Brennan.    Ms. Brennan is Executive Vice President, Operations and Systems of the Company and holds the same position with the Company's subsidiary, Guaranty Bank and Trust Company. Ms. Brennan also serves as a director of Guaranty Bank and Trust Company. From 2002 to 2005, she was executive vice president, manager of operations and systems of PacWest Bancorp (formerly First Community Bancorp). From 2000 to 2002, Ms. Brennan was President of Summit Consulting Group, which specialized in due diligence, operations efficiency and system conversions for financial institutions. Ms. Brennan was Executive Vice President and Manager of Operations and Systems of Western Bancorp from 1997 to 1999.

        James K. Simons.    Mr. Simons is Executive Vice President and Chief Credit Officer of the Company and holds the same position at Guaranty Bank and Trust Company. Mr. Simons also serves as a director of Guaranty Bank and Trust Company. Prior to joining the Company in early 2007, Mr. Simons spent 12 years with U.S. Bancorp in Minnesota, most recently as SVP, Senior Credit Officer, which duties included being the approval point for several of the bank's commercial lines of business and responsible for all aspects of credit for the bank's multi-billion dollar commercial real estate portfolio and real estate subsidiaries. Prior to U.S. Bancorp, Mr. Simons served in various credit and lending positions at several community banks.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        CNG Committee—Scope of Authority.    Pursuant to its charter, among other things, the CNG Committee administers the Company's compensation program and various incentive plans, including the 2005 Stock Incentive Plan, the Executive Cash Incentive Plan and Deferred Compensation Plan. The CNG Committee reviews and approves compensation levels of members of executive management, including the executives who are identified in the Summary Compensation Table in this Proxy Statement (whom we refer to as our "Named Executive Officers"), evaluates the performance of the executive management team (including the CEO) and considers executive management succession and related matters. The CNG Committee reviews with the Board all material aspects of compensation for the Company's executive officers. Under its charter, the CNG Committee has the authority to delegate any of its duties and responsibilities (or functions) to a subcommittee of the CNG Committee consisting of one or more members, as appropriate and to the extent permitted by law. The CNG Committee's charter also permits the approval of any equity awards to Section 16 directors and officers by a subcommittee of "non-employee directors" (as defined in Rule 16b-3 of the Securities Exchange Act of 1934).

        Compensation Philosophy and Objectives.    The first goal of our compensation program is to link a considerable portion of executive compensation (including the compensation of the CEO) to the financial performance of the Company. The CNG Committee achieves this goal by primarily tying meaningful annual bonuses and long-term performance-based awards, historically in the form of restricted stock grants, to key measures of financial performance. Through 2007, the target goals for annual bonuses as well as for long-term performance-based awards had been historically based on cash diluted earnings per share ("Cash EPS"), which is diluted earnings per share adjusted to exclude certain extraordinary charges as well as the effects of noncash expense items, including amortization of intangible assets. In 2008, with respect to the target goals for annual bonuses, the CNG Committee changed the quantitative performance measure from Cash EPS to GAAP EPS, but also added certain qualitative performance measures. In 2009 and 2010, the CNG Committee continued the use of both quantitative and qualitative measures with respect to the targeted goals for annual bonuses, but decided to use multiple quantitative measures.

        The second goal of our compensation program is to align the interests of our executive officers with the interests of our stockholders. We accomplish this by establishing quantitative and qualitative performance goals for incentive compensation and performance-based awards that are tied to measures that are meaningful to our stockholders.

        The third goal of our compensation program is to attract and retain highly competent executives. Our executives, and particularly our Named Executive Officers, are talented managers and they are often presented with opportunities at other institutions, including opportunities at potentially higher compensation levels. The Company does not have employment agreements with any of its executive officers. Accordingly, we seek to attract and retain our executives by setting base compensation and incentives at competitive levels and by awarding meaningful stock-based awards. The CNG Committee achieves this objective by setting base compensation and incentives at competitive levels and by awarding long-term incentives in the form of substantial stock-based awards based on achieving corporate goals. The CNG Committee reviews executive compensation levels paid by publicly traded financial institutions across a similar range of asset size to the Company, based on available data. The CNG Committee intends to pay total compensation at the high end of the compensation scale, but only if the Company achieves financial performance at the high end of the peer group.

        We combine the compensation elements for each of our executive officers in a way we believe will maximize such executive's contribution to the Company. The CNG Committee has not established a policy or target for the allocation between either cash and non-cash or short-term and long-term compensation. Rather, the CNG Committee reviews and considers information and data provided by either consultants or management, including surveys or databases to which the Company subscribes, to determine the appropriate level and mix of base compensation, performance-based pay and other elements of compensation.

        Review of Executive Compensation Program.    The CNG Committee does not regularly use an outside consultant and determined not to employ an outside consultant in 2007, 2008 and 2009. In connection with the Company becoming a publicly traded company in 2005, upon recommendation of the Company's Chairman, the CNG Committee hired ECG Advisors, LLC, an outside compensation consultant, to conduct a competitive review of our executive compensation program. The consultant analyzed the program against the following peer group of publicly traded, comparably sized regional financial institutions (the "Initial Peer Group"):

Boston Private Financial Holdings, Inc.	Hanmi Financial Corporation
CoBiz Financial Inc.	Mid-State Bancshares (acquired by Rabobank)
CVB Financial Corp.	Prosperity Bancshares, Inc.
Fidelity Bankshares, Inc. (acquired by National City Corporation)	Sterling Bancshares, Inc.
First Charter Corporation (acquired by Fifth Third Bancorp)	Sterling Financial Corporation (acquired by PNC Financial Services Group)
PacWest Bancorp (formerly First Community Bancorp)	Umpqua Holdings Corporation
Frontier Financial Corporation	Westamerica Bancorporation

        The consultant's overall finding was that our executive compensation was in line with the peer group and our compensation philosophy.

        In 2008, the CNG Committee compared the Company's executive compensation against a group of publicly traded, financial institutions across a similar range of asset size to the Company that the Company uses to compare its financial performance against. This peer group is the same group listed under "Director Compensation" in this Proxy Statement. The Company started to use this peer group in the second half of 2006. To assist the CNG Committee's review and evaluation of executive compensation in 2008, data was provided from SNL, which was compiled by Castle Creek Financial. In light of recent and current market conditions, the Company is in the process of re-evaluating its peer group.

        Components of Compensation.    The key components of our executive compensation program consist of a base salary, annual cash bonus opportunity under our Executive Cash Incentive Plan and periodic grants of time-based and performance-based restricted stock under our 2005 Stock Incentive Plan. Our executives can defer base salary through our tax-qualified 401(k) plan and can defer base salary and bonus payments and invest in our common stock through our Deferred Compensation Plan (which is not tax-qualified). However, at the end of 2009, the Company determined not to offer eligible or existing participants under the Deferred Compensation Plan the ability to defer any compensation for 2010 and beyond until further notice. In addition, we provide change-in-control severance protection to our executive officers through our Change in Control Severance Plan. We also provide certain perquisites to our executive officers, such as a car allowance, parking and long-term care and disability insurance. At least annually, the CNG Committee reviews tally sheets containing all components of compensation payable to the CEO and the other executive officers, in terms of current compensation, long-term and incentive compensation and payouts upon or following a change in control of the Company, to ensure that the compensation program is meeting the goals of the Company's compensation philosophy. The Chairman of the Board makes recommendations regarding the amount and form of compensation for the CEO, and the CEO, based upon consultation with the Chairman of the Board, makes recommendations regarding the amount and form of compensation for the other executive officers, to the CNG Committee. Based on these recommendations, the CNG Committee evaluates and determines the amount and form of compensation for the CEO and the other executive officers.

        Base Salary—The CNG Committee reviews the base salary of the CEO and the other executive officers. The CNG Committee does not tie its base salary decisions to any particular formulas,

measurements or criteria, but members take into account the Company's performance, internal equity pay, individual executive performance and compensation levels paid by our peer group described above, as well as economic conditions in the Company's market area.

        Annual Cash Bonus—Pursuant to the Company's Executive Cash Incentive Plan, annual cash bonuses are paid to executives based on the achievement of pre-established quantitative and qualitative performance measures. The CNG Committee amended the plan in 2008 to add qualitative performance measures to supplement quantitative performance measures. This decision was made because the CNG Committee felt that strategically, given the financial crisis and uncertainty in the market existing at that time, there should also be an incentive for the executives to focus on qualitative aspects of the Company's performance and strategic direction. The CNG Committee has determined to continue the use of qualitative performance measures in 2009 and 2010 to supplement quantitative performance measures. These qualitative performance measures may include or relate to, but are not limited to: the execution of strategic goals, the quality of the Company's regulatory relationships, individual contributions to the Company's performance, credit-related goals, expense management goals or such other key qualitative measures tied to current or future Company performance. Awards earned on the basis of the quantitative performance measure(s) may be increased or decreased based on the achievement of qualitative performance measures. The achievement of qualitative performance measures may result in awards even if quantitative performance measure(s) are not achieved at the threshold level and may result in awards above the maximum performance level. Likewise, non-achievement of qualitative performance measures may result in no awards even if quantitative performance measure(s) are achieved at or above the threshold level and may result in awards below the minimum threshold performance level. The CNG Committee has the authority to subjectively evaluate the achievement of qualitative performance measures and increase or decrease awards based on its evaluation. Not all eligible executive officers will necessarily receive a bonus and not all eligible executive officers will necessarily receive the same bonus. Additional amounts may be paid as bonuses to members of the Company's executive management team who are deemed by the CNG Committee to have achieved superior performance during the fiscal year.

        Stock-Based Awards—Stock-based awards granted to executive officers of the Company under our 2005 Stock Incentive Plan may be granted from time to time at the discretion of the CNG Committee upon its own determination or recommendation from either the Chairman of the Board (with respect to grants to the CEO) or the CEO (with respect to grants to other executive officer). Because of the Company's compensation philosophy of awarding long-term equity incentives (typically over a three to seven year period), the CNG Committee has not granted stock-based awards regularly to executive officers on an annual or other periodic basis. To the extent grants are made to our executive officers, they would typically occur in connection with an executive's hiring or during the first quarter along with the formal annual evaluation of the executives' total compensation. Additionally, grants may also coincide with promotions or the vesting of a previous grant. Other than to create performance incentives for executive officers, the CNG Committee will grant stock-based awards for recruiting and retention purposes.

        In considering whether to grant an equity award and the size of the grant to be awarded, the CNG Committee considers, with respect to each executive officer, the salary level, the contributions expected toward the growth and profitability of the Company and survey data indicating grants made to similarly situated officers at comparable financial institutions. The CNG Committee decides whether to approve the grant of equity awards, and the terms of such grant, after discussion with the Chairman of the Board (with respect to grants to the CEO) and the CEO (with respect to grants to other executive officer).

        The Company has chosen to grant time-based and performance-based restricted stock in lieu of granting stock options as future incentive compensation. The Company decided to use performance-based restricted stock instead of stock options as a major component of the incentive compensation for its executive officers because it more closely ties the incentive pay of executives to the performance of the Company and has a less dilutive effect to stockholders than stock option grants. The value of both time-based and performance-based restricted stock fluctuates directly with changes in our stock price and, with respect to performance-based restricted stock, only vests to the extent that specific financial performance targets are achieved. No vesting occurs, and the granted shares are forfeited, if the minimum or set performance target is not met. All granted shares accelerate vesting upon a change in control of the Company, as defined in the 2005 Stock Incentive Plan.

        Prior to 2006, substantially all of the grants to the Company's executive officers have been performance-based restricted stock. However, due to recruiting and retention efforts, certain of the Company's executive officers have been granted time-based restricted stock or have been granted a mix of time-based and performance-based restricted stock.

        The performance-based restricted stock grants vest, in whole or in part, based upon the achievement of long-term Cash EPS targets and the attainment of a regulatory management rating of satisfactory, which are evaluated annually. The CNG Committee set the threshold or initial Cash EPS target in 2005 at $1.00 and the maximum Cash EPS target at $1.33. Upon meeting the threshold or initial Cash EPS target of $1.00 (assuming the regulatory rating is satisfied), 50% of the grant will vest. Thereafter, the grant will vest on a straight-line basis until either the grant fully vests at the maximum Cash EPS target of $1.33 or the grant expires. Any unvested shares of existing grants expire and are forfeited if the performance targets are not met by the year 2012. Upon vesting 50% of a specific grant, the recipient of the grant is entitled to receive dividends, if any, on both the vested and unvested shares underlying the grant at the same rate paid to stockholders generally. Based on management's analysis, management has determined that it is not probable that the Company will meet any of the Cash EPS targets on or before December 31, 2012. The restrictions on all the shares of performance-based restricted stock lapse, and the shares would immediately vest, upon a change in control of the Company.

        The time-based restricted stock grants generally vest in thirds on each of the second, third and fourth anniversaries of the commencement of the vesting period (typically hire date or CNG Committee approval date), and the recipient of the grant is entitled to receive dividends, if any, only with respect to the underlying shares that vest. Occasionally, the CNG Committee sets a three year vesting period, with the grant vesting in thirds on each of the first, second and third anniversaries of the commencement of the vesting period.

        401(k) Plan and Deferred Compensation Plan—Our 401(k) plan allows executives and other participants to defer a portion of their compensation, and provides a match of up to 4% of their base salaries, subject to IRS limitations. Our Deferred Compensation Plan allows executives and other key employees to defer up to 80% of their salary and up to 100% of their bonus or incentive compensation until termination or upon the occurrence of other specified events, and permits participants to elect to have deferred amounts deemed to be invested in various investment funds or Company common stock. However, at the end of 2009, due primarily to a low participation rate and the overall administration costs, the Company determined not to offer eligible or existing participants under the Deferred Compensation Plan the ability to defer any compensation for 2010 and beyond until further notice.

        Change in Control Protection—The Company adopted a Change in Control Severance Plan, which provides for severance compensation for our executive officers in the event of termination without cause or for good reason within two years following a change in control. The purpose of the plan is to assist in recruiting, encourage retention and minimize the uncertainty and distraction caused by a potential acquisition, and to allow our executive officers to focus on performance by providing transition assistance if there is a change in control. In addition, the plan is intended to align executive and stockholder interests by enabling the executive officers to consider corporate transactions that are in the best interests of the stockholders and other constituents of the Company without undue concern over whether the transactions may jeopardize the executives' own employment. The Company believes that change in control arrangements should compensate executives who are displaced by a change in control and not serve as an incentive to increase an executive's personal wealth. Therefore, the severance plan requires that there be both a change in control and an involuntary termination without "cause" or a voluntary termination for "good reason", which is often referred to as a "double-trigger". The double-trigger ensures that the Company will become obligated to make payments under the severance plan only if the executive is actually or constructively discharged as a result of the change in control. In addition, under the Company's 2005 Stock Incentive Plan, all granted equity awards fully vest upon a change in control. The Company determined that accelerated vesting is appropriate under this circumstance as a means to attract and retain executives in light of the uncertainty regarding consolidation in the banking sector. For more information on the severance plan, please see "Potential Payments on Termination or Change of Control" in this Proxy Statement.

        2009 Executive Compensation.    The CNG Committee reviewed and evaluated all components of compensation with respect to the executive officers for 2009.

        CEO Compensation.    Mr. Quinn was hired as CEO in May 2006 and given the additional title of President as of January 1, 2007. At the time Mr. Quinn was hired as CEO, the Board and CNG Committee, in determining and approving Mr. Quinn's compensation package, considered Mr. Quinn's level of qualifications and experience and the compensation levels of the Company's then existing executive officers. In addition, at such time, the Company's management performed a comparative review of CEO compensation against the Initial Peer Group. It was the CNG Committee's intent to position the base salary, annual bonus and stock-based award components of Mr. Quinn's compensation generally at or above the median of this group but below the 75th percentile. At the time Mr. Quinn was hired, the Company entered into an employment agreement with Mr. Quinn, which provided certain severance benefits upon a covered termination of employment within two years following a change in control. The employment agreement was subsequently terminated in late 2006 in connection with the Company's adoption of the Change in Control Severance Plan.

        In February 2009, based upon an evaluation performed by the Chairman of the Board, the CNG Committee reviewed and evaluated Mr. Quinn's performance and compensation. Based upon such evaluation, the CNG Committee determined not to change either Mr. Quinn's base salary compensation or his participation levels under the Executive Cash Incentive Plan for 2009 (see "Annual Bonus" below). In addition, the CNG Committee did not grant any equity awards to Mr. Quinn. In making these decisions, the CNG Committee felt that Mr. Quinn's overall compensation package continued to be sufficiently adequate in light of the Company's compensation philosophy.

        Base Salary—Other Executive Officers.    The CNG Committee reviewed the base salaries of the other executive officers in February 2009. Based upon the recommendations of the CEO, the CNG Committee determined not to increase 2009 base salaries for the other executive officers, except for with respect to Paul W. Taylor. In February 2009, as part of further cost-cutting efforts, the Company took certain steps to reorganize its executive management structure. As a result of this reorganization, Mr. Taylor, the then Executive Vice President and Chief Financial Officer, assumed the additional titles of Chief Operating Officer and Secretary, including assuming additional duties such as overseeing the Company's back office operations, human resources, risk management and compliance functions. As a result of assuming these additional duties, Mr. Taylor's annual base salary was increased from $275,000 to $300,000.

        Annual Bonus.    In February 2009, the CNG Committee also determined the participation levels and the annual quantitative performance measures, as well as certain qualitative performance measures under our Executive Cash Incentive Plan for 2009. Participation levels are expressed as a percentage of base salary for each of the "threshold", "target" and "maximum" quantitative performance levels.

Under the plan, awards earned or not earned on the basis of the quantitative performance measure(s) may be increased or decreased based on the achievement of qualitative performance measures.

        Quantitative Performance Measures.    For 2009, the following quantitative performance measures and related targets, along with the respective weights of such targets, were established:

Performance Measure and Target	Weight
• GAAP EPS = $0.29	25%
• 4% Core Deposit Growth	15%
• Less than $61 million of annual operating expense	15%
• Change in NPAs—top 1/3rd of Colorado Peers	15%
• Charge-Off %—top 1/3rd of Colorado Peers	15%
• Generate $11.5 million in non-interest income	15%

        The threshold and maximum performance levels were set at 90% and over 100% of the total targets, respectively. The following are the participation levels that were approved for 2009 (mathematical interpolation is used to calculate the bonus for achievement between the participation levels established below):

Achievement Level
Executive Officer	Threshold Performance— 90% of Total Targets	Target Performance— 100% of Total Targets	Maximum Performance— Over 100% of Total Targets
CEO	50% of Base Salary	100% of Base Salary	Committee Discretion
Other Executive Officers	40% of Base Salary	80% of Base Salary	CEO/Committee Discretion

        For 2009, the Company did not achieve the quantitative threshold performance level under the Executive Cash Incentive Plan.

        Qualitative Performance Measures.    In addition to the quantitative performance measures, the CNG Committee established the following qualitative performance measures for 2009:

  (1)
  Maintain strong regulatory relationships and maintain or improve CAMEL ratings

  (2)
  Execute on the Company's capital plan, including raising additional capital

  (3)
  Continue training and development initiatives

  (4)
  Continue to reduce risk profile by diversifying the loan portfolio and reducing level of construction, land development and land loans

  (5)
  Individual contributions to the Company's performance

        After evaluating the various quantitative and qualitative performance measures against 2009 performance, the CNG Committee determined, upon consultation with the Chairman of the Board (with respect to the CEO and the other executive officers) and the CEO (with respect to the other executive officers), not to award any annual bonuses for 2009 to the executive officers under the Executive Cash Incentive Plan.

        Stock-Based Awards.    In 2005 (with respect to Mr. Taylor and Ms. Brennan), 2006 (with respect to Mr. Quinn) and 2007 (with respect to Mr. Simons), the CNG Committee made long-term incentive grants of time-based and/or performance-based restricted stock to the executive officers. The CNG Committee made these grants in connection with the hiring of the executive officers, with the purpose to either recruit or enhance retention of the executives and in each case to provide additional incentives to such officers to improve performance and ultimately increase stockholder value.

        With respect to the performance-based restricted stock grants, none of the grants has vested, in part or in whole. The CNG Committee set the threshold or initial Cash EPS target in 2005 at $1.00 and the maximum Cash EPS target at $1.33. Based on management's analysis, management has determined that it is not probable that the Company will meet any of the Cash EPS targets on or before December 31, 2012.

        In February 2008, the CNG Committee, in conjunction with the overall evaluation of the compensation of the executive officers and based upon the recommendation of the CEO, approved the grant of 20,000 shares of time-based restricted stock, with a three year vesting period, to each of the executive officers other than the CEO. These grants were primarily made on the basis of retention, with the CEO's, Chairman of the Board's and CNG Committee's desire to continue to maintain a strong executive team.

        In February 2009, the CNG Committee determined not to grant any stock-based awards to the executive officers.

        2010 Executive Compensation.    The CNG Committee reviewed all components of executive compensation in February 2010. The base salaries of the executive officers were not increased. Additionally, pursuant to the Executive Cash Incentive Plan, the CNG Committee established several quantitative performance measures in addition to qualitative performance measures with respect to the 2010 target goals for annual bonuses. Finally, the CNG Committee determined to re-evaluate the Company's long-term incentive program in 2010, including with respect to stock-based awards.

        Statement Regarding Deductibility.    Under Internal Revenue Code Section 162(m), the Company's tax deduction may be limited to the extent total compensation paid to the CEO or to any of the other three most highly compensated executive officers (other than the CFO) exceeds $1 million in any one tax year. The deduction limit does not apply to payments that qualify as "performance-based" provided certain requirements are met, including receipt of stockholder approval. Regulations under Section 162(m) also permit stock options to be excluded from compensation if certain conditions are met, but restricted stock and restricted stock awards (other than performance-based stock and performance-based stock awards) may not be exempt if the aggregate compensation of the executive officer would exceed the limit. Generally, it is the intent of the CNG Committee to structure the Company's cash and stock-based compensation programs so that compensation payments and stock-based awards are tax deductible. However, the CNG Committee reserves the discretion to make payments or stock-based awards that are not tax deductible.

Compensation Committee Report

        The CNG Committee, which is composed solely of independent directors of the Board, operates under a charter that was amended as of February 9, 2010, a copy of which may be obtained on the Company's website at www.gbnk.com under the section entitled "Corporate Governance". One of the roles of the CNG Committee is to review and approve the compensation of the Company's chief executive officer and other executive officers.

        The CNG Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the CNG Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

  Submitted By the Compensation, Nominating and
  Governance Committee of the Board of Directors

  Albert C. Yates, Chairman
  G. Hank Brown
  Stephen D. Joyce
  Gail H. Klapper

Summary Compensation

        The following table sets forth the compensation for the persons who served as CEO and CFO during 2009 and for each of the other executive officers of the Company who were serving as executive officers at the end of 2009. In addition, the following table includes one former executive officer who served as an executive officer during 2009 but departed prior to the end of 2009 and who would have otherwise been included as one of the three most highly compensated executive officers other than the CEO and CFO. These persons are referred to collectively as the "Named Executive Officers".

Summary Compensation Table

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Daniel M. Quinn	2009	450,000	—	—	32,486	482,486
President and Chief Executive	2008	450,000	175,000	—	31,871	656,871
Officer	2007	450,000	—	—	31,702	481,702
Paul W. Taylor	2009	296,875	—	—	35,796	332,671
Executive Vice President, Chief	2008	275,000	82,500	125,600	34,147	517,247
Financial and Operating Officer	2007	250,000	—	—	32,490	282,490
and Secretary
James K. Simons	2009	247,000	—	—	23,815	270,815
Executive Vice President and	2008	247,000	125,000	125,600	21,237	518,837
Chief Credit Officer	2007	187,500	75,452	471,350	46,322	780,624
Suzanne R. Brennan	2009	220,000	—	—	29,058	249,058
Executive Vice President,	2008	220,000	55,000	125,600	26,924	427,524
Operations and Systems	2007	200,000	—	—	26,015	226,015
Zsolt K. Besskó	2009	71,603	—	—	222,864	294,467
Former Executive Vice	2008	N/A	N/A	N/A	N/A	N/A
President, General Counsel	2007	N/A	N/A	N/A	N/A	N/A
and Secretary
(1)
Mr. Taylor was appointed Chief Operating Officer as of February 10, 2009 and Secretary as of March 16, 2009. Mr. Simons joined the Company as of March 1, 2007. Mr. Besskó departed the Company as of April 15, 2009.

(2)
Reflects the pre-tax fair value of the stock awards as of the date of grant. For 2007, Mr. Simons' stock awards include 30,000 shares of service-based awards valued at $257,100 and 30,000 shares of performance-based awards valued at $214,250 based upon the probable outcome of the performance condition as of the grant date. The maximum value of the performance-based awards granted to Mr. Simons in 2007 is $257,100, assuming that the highest level of performance condition is probable. As of the date of this Proxy Statement, the performance conditions with respect to the 30,000 shares of performance-based awards are not expected to be met or achieved during the lifetime of the awards and therefore, such shares are not expected to vest. The Company has not recorded any expense associated with these performance-based awards.

(3)
The following table sets forth the components of all other compensation reported above for the Named Executive Officers in 2009.

2009 All Other Compensation

Name	Perquisites/ Personal Benefits ($)(a)	Company Contributions to 401(k) Plan ($)	Severance Payments ($)	Total ($)

Daniel M. Quinn	22,686	9,800	—	32,486
Paul W. Taylor	25,996	9,800	—	35,796
James K. Simons	14,015	9,800	—	23,815
Suzanne R. Brennan	20,258	8,800	—	29,058
Zsolt K. Besskó	—	2,864	220,000	222,864
(a)
The amounts reported above relate to the following perquisites or personal benefits: car allowance, premiums for executive long-term care and disability insurance, parking and cell phone reimbursements. The amount of perquisites and personal benefits for Mr. Besskó was less than $10,000.

Equity and Non-Equity Incentive Compensation

        The following three tables present, with respect to the Named Executive Officers, plan-based grants made in 2009, outstanding equity awards at the end of 2009 and stock vested in 2009.

2009 Grants of Plan-Based Awards

		Opportunity Under Annual Non-Equity Incentive Plan(1)			Estimated Future Payouts Under Equity Incentive Plan Awards
	Grant Date of Equity Awards							Grant Date Fair Value of Stock Awards ($)
Name		Threshold ($)	Target ($)	Maximum ($)(2)	Threshold (#)	Target (#)	Maximum (#)

Daniel M. Quinn		225,000	450,000	450,000	—	—	—	—
Paul W. Taylor		120,000	240,000	240,000	—	—	—	—
James K. Simons		98,800	197,600	197,600	—	—	—	—
Suzanne R. Brennan		88,000	176,000	176,000	—	—	—	—
Zsolt K. Besskó		—	—	—	—	—	—	—
(1)
This portion of the table covers the Company's Executive Cash Incentive Plan.

(2)
Under the Company's Executive Cash Incentive Plan for 2009, the Board's CNG Committee or the CEO (other than for himself) had the ability to award, at its or his discretion, the Named Executive Officers an amount exceeding the possible payouts listed above if the performance target under the plan was exceeded.

2009 Outstanding Equity Awards at Fiscal Year-End

	Stock Awards

			Performance Based Equity Incentive Plan Awards:

Name	Number of Shares of Stock That Have Not Vested (#)(1)	Market Value of Shares of Stock That Have Not Vested ($)	Number of Unearned Shares (Unvested) (#)(2)	Market Value of Unearned Shares (Unvested) ($)

Daniel M. Quinn	—	—	150,000	198,000
Paul W. Taylor	13,333	17,600	37,500	49,500
James K. Simons	33,333	44,000	15,000	19,800
Suzanne R. Brennan	13,333	17,600	12,500	16,500
Zsolt K. Besskó	—	—	—	—
(1)
With respect to each of Mr. Taylor's, Mr. Simons' and Ms. Brennan's 13,333 shares of time-based restricted stock, 6,666 shares vested on February 11, 2010 and 6,667 shares vest on February 11, 2011. With respect to Mr. Simons' remaining 20,000 shares of time-based restricted stock, 10,000 shares vested on March 1, 2010 and 10,000 shares vest on March 1, 2011.

(2)
Represents shares of performance-based restricted stock at the "threshold" performance level. Each of Mr. Quinn, Mr. Taylor, Mr. Simons and Ms. Brennan hold a total of 300,000, 75,000, 30,000 and 25,000 shares, respectively, of performance-based restricted stock, none of which has vested. Please refer to the "Compensation Discussion and Analysis" Section above for a discussion of the performance targets, vesting, the applicability of dividends and other terms regarding such awards. As of December 31, 2009, none of the performance-based restricted stock is expected to vest.

2009 Stock Vested

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Paul W. Taylor	6,667	9,934
James K. Simons	16,667	25,334
Suzanne R. Brennan	6,667	9,934
Zsolt K. Besskó	6,667	9,934

Deferred Compensation

        The Company maintains a Deferred Compensation Plan for a select group of management or highly compensated employees and non-employee members of the Board. The plan, which is meant to be an unfunded deferred compensation plan, is intended to be exempt from certain requirements of the Employee Retirement Income Security Act of 1974. The plan allows the participants to defer up to 80% of their salary and up to 100% of their bonus or incentive compensation, and up to 100% of cash fees in the case of directors, until termination or upon the occurrence of other specified events (e.g., disability, previously specified dates, and unforeseeable emergencies). Generally, once a participant makes an election regarding the time of his or her deferred compensation payout, he or she may only modify that election if such modification occurs at least one year before the payout would begin if not modified and does not cause any amounts to be paid to the participant for at least five years after the payout would have begun if not modified. The plan permits participants to elect to have deferred amounts deemed to be invested in a variety of publicly available, unaffiliated mutual funds or Company common stock (deemed investments in Company common stock may not be reallocated to other deemed investments). The plan does not guarantee any minimum rate of return, and returns are determined solely by the performance of the participant's investments. Participation in the plan is voluntary and participants may change their elections annually, or otherwise as permitted by the plan and applicable regulations governing the deferred tax treatment of the plan. The Company pays all applicable fees and expenses relating to the administration of the plan and may, in its sole discretion, make additional contributions to participants' accounts. No such contributions were made to the accounts of Named Executive Officers in 2009. At the end of 2009, due primarily to a low participation rate and the overall administration costs, the Company determined not to offer eligible or existing participants the ability to defer any compensation for 2010 and beyond until further notice.

2009 Nonqualified Deferred Compensation

Named Executive Officer	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Paul W. Taylor	4,125	—	2,451	69,940	8,952
Suzanne R. Brennan	—	—	—	10,153	—
Zsolt K. Besskó	—	—	7,943	53,167	—

Potential Payments on Termination or Change in Control

        Reorganization of Executive Management Structure.    In the first quarter of 2009, as part of further cost-cutting efforts, the Company took certain steps to reorganize its executive management structure. As part of this reorganization, the Company eliminated the position of Executive Vice President, General Counsel and Secretary held by Zsolt K. Besskó, with his termination effective as of April 15, 2009. As part of Mr. Besskó's termination, he and the Company entered into a Severance Agreement and Release, dated as of April 15, 2009, pursuant to which Mr. Besskó received a lump sum cash payment equal to his base salary of $220,000, net of appropriate withholding taxes and other applicable taxes and benefit deductions. In addition to a full release of claims by Mr. Besskó, the agreement contained a confidentiality provision and a mutual non-disparagement provision.

        Change in Control Severance Plan.    The Company has a Change in Control Severance Plan (CIC Plan), of which the executive officers of the Company are participants.

        The CIC Plan is a "double trigger" program, meaning payments are made only if the employee is terminated without cause or for good reason within the two years following a change in control. Under those circumstances, the Company will (i) provide or pay, as the case may be, the participant (A) his or her accrued base salary and benefits through termination, plus his or her pro rata target annual bonus for the year in which the participant is terminated, and (B) a designated multiple of the participant's annual compensation (annual base salary plus the average annual bonus for the two most recent years) and (ii) provide the participant and his or her dependents with medical, dental and vision coverage for the number of years corresponding to the participant's severance multiple, unless the participant obtains other health coverage. If a participant is subject to any excise tax imposed under Section 4999 of the Internal Revenue Code by reason of a change in control, then the Company will pay to the participant an amount as specified in the CIC Plan, subject to a potential severance cutback (i.e., if the amounts payable to the participant do not exceed 110% of the greatest amount that could be paid to him without triggering the excise tax, then the amount payable will be reduced to that amount). In consideration for the severance, a participant will be subject to a non-solicitation covenant following any termination of his or her employment for the number of years corresponding to the participant's severance multiple. In addition, any participant with a severance multiple greater than 2 will be subject to a non-competition covenant for two years following any termination of his or her employment. Mr. Quinn has a severance multiple of 3 and each of the other executive officers has a severance multiple of 2. The Plan is administered by the Company's Compensation, Nominating and Governance Committee. Under the CIC Plan:

  •
  a "Change in Control" generally means (1) a change in the majority control of the Company; (2) a change in the majority (two-thirds under the 2005 Stock Incentive Plan) control of the Company's Board of Directors; or (3) the consummation of certain business combinations, including a reorganization, merger or consolidation, or the sale of all or substantially all of the assets of the Company, if the Company's shareholders do not hold at least 55% (70% under the 2005 Stock Incentive Plan) of the combined voting power of the resulting company and the existing directors do not constitute at least half (two-thirds under the 2005 Stock Incentive Plan) of the board of directors of the resulting company.

  •
  "Good Reason" generally means (1) the executive is assigned duties inconsistent with his position and present responsibilities; (2) the executive's base salary is reduced or benefits are significantly reduced; (3) the executive is terminated other than for Cause (see below); or (4) the executive is required to be based more than 30 miles from the location of his place of employment immediately before the Change in Control, except for normal business travel in connection with his duties with the Company. Isolated, insubstantial and inadvertent actions, taken in good faith and fully corrected by the Company before the date of termination do not generally constitute Good Reason.

  •
  "Cause" generally refers to (1) an executive's intentional, continued failure to perform his duties for reasons other than physical or mental illness; (2) an intentional illegal act or gross misconduct demonstrably injurious to the Company to more than a minimal extent; (3) an intentional act of fraud, embezzlement or theft in connection with the business of the Company; (4) a felony or a misdemeanor involving moral turpitude; or (5) an intentional breach of corporate fiduciary duty involving personal profit.

        2005 Stock Incentive Plan.    Under the Company's 2005 Stock Incentive Plan, any unvested equity awards fully vest on a change in control. No termination of employment is required. The differences between the definition of "Change in Control" under the 2005 Stock Incentive Plan and the definition under the CIC Plan are noted in the first bullet point above.

        Employee Severance Pay Plan.    This plan generally provides certain benefits to both salaried and hourly part-time and full-time employees ("eligible employees") whose employment is involuntarily terminated because of layoffs, permanent reductions in force, cutbacks in business, the discontinuance of all or any part of the Company's operations or the elimination of an eligible employee's job resulting from a change in the company's business (organizational or otherwise) or from the Company's acquisition of, or merger with, another financial institution. Benefits provided under the plan include a (i) basic severance benefit in which eligible employees receive compensation equal to one pay period based on, for salaried employees, the employee's weekly base salary or, for hourly employees, the employee's hourly wage multiplied by the number of hours that employee is scheduled to work; and (ii) a supplemental severance benefit. The supplemental severance benefit provides employees with less than one year of continuous service with four weeks of salary, and employees with one or more year of continuous service with four weeks of salary and one additional week of salary for each full year of service beginning with the first year. In addition, the plan provides eligible employees at the senior vice president level with a minimum severance payment of twelve weeks and eligible employees at the executive vice president level with a minimum severance payment of sixteen weeks. This plan is not available to executive officers to the extent that their terminations are covered by the CIC Plan.

        Generally Available Benefits and Deferred Compensation.    The Company provides limited termination benefits on a non-discriminatory basis to salaried employees generally. These payments and benefits include accrued salary and vacation pay and distributions of previously vested plan balances under the Company's 401(k) plan. Under the Company's 401(k) plan, upon a change in control, any unvested Company contributions would fully vest. In addition, termination could result in distributions of balances under the Company's Deferred Compensation Plan, which are fully vested. See the "Deferred Compensation" section in this Proxy Statement.

        Quantification of Potential Payments.    The following table sets forth the potential payments that may be made to Named Executive Officers (other than with respect to Mr. Besskó) upon a termination, a change in control, or a termination after a change in control. The amounts reflected in the table below are based on the assumptions that the Named Executive Officer was terminated on December 31, 2009 and/or a change in control occurred as of December 31, 2009.

Name	Target Annual Bonus ($)(1)	Severance ($)(1)	Continuation of Medical/Welfare Benefits ($)(1)	Excise Tax Payment ($)(1)	Acceleration of Unvested Stock Awards ($)(2)	Total ($)

Daniel M. Quinn
Voluntary Termination	0	0	0	0	0	0
Involuntary Termination before Change in Control	0	138,462	0	0	0	138,462
Change in Control	0	0	0	0	396,000	396,000
Termination without Cause or for Good Reason after Change in Control	450,000	1,612,500	44,148	848,196	396,000	3,350,844
Paul W. Taylor
Voluntary Termination	0	0	0	0	0	0
Involuntary Termination before Change in Control	0	92,308	0	0	0	92,308
Change in Control	0	0	0	0	190,000	190,000
Termination without Cause or for Good Reason after Change in Control	240,000	682,500	23,706	371,057	116,600	1,433,863
James K. Simons
Voluntary Termination	0	0	0	0	0	0
Involuntary Termination before Change in Control	0	76,000	0	0	0	76,000
Change in Control	0	0	0	0	160,000	160,000
Termination without Cause or for Good Reason after Change in Control	197,600	709,000	36,527	398,719	83,600	1,425,445
Suzanne R. Brennan
Voluntary Termination	0	0	0	0	0	0
Involuntary Termination before Change in Control	0	67,692	0	0	0	67,692
Change in Control	0	0	0	0	90,000	90,000
Termination without Cause or for Good Reason after Change in Control	176,000	495,000	24,974	0	50,600	746,574
(1)
The amounts shown in the first four columns of the above table in the "Termination without Cause or for Good Reason after a Change in Control" row are based on the following assumptions and provisions of the CIC Plan:

•
Covered terminations.  The table assumes a termination of employment that is eligible for severance under the terms of the CIC Plan, based on the Named Executive Officer's compensation and benefits at December 31, 2009. Eligible terminations include an involuntary termination for reasons other than cause, or a voluntary termination by the executive for good reason, within two years following the change in control.

•
Target annual bonus.  Represents the target annual bonus for 2009. This payment would be a lump sum payment. If the Named Executive Officer were to be terminated at any other time during the year, the target annual bonus would be pro-rated through the date of termination.

•
Cash severance payment.  Represents two times (three times for Mr. Quinn) the sum of 2009 annual base salary and the average annual bonus for the two most recent years. This payment would be a lump sum payment.

  •
  Continuation of medical and welfare benefits.  Represents the present value of the CIC Plan's guarantee for two years (three years for Mr. Quinn) following a covered termination of continued coverage equivalent to the Company's current active employee medical, dental and vision benefits. The following standard actuarial assumptions were used to calculate each individual's medical and welfare benefits: a 0.83% discount rate and an assumed annual COBRA rate of $14,930 for Mr. Quinn, $11,976 for Mr. Taylor, $18,453 for Mr. Simons and $12,617 for Ms. Brennan.

  •
  Excise tax payment.  Upon a change in control, participants in the CIC Plan may be subject to certain excise taxes under Section 4999 of the Internal Revenue Code. Under the CIC Plan, the Company has agreed to reimburse the affected participants for those excise taxes as well as any income and excise taxes payable by the executive as a result of any reimbursements for the excise taxes, subject to a potential 10% severance cutback. The amounts in the table are based on an excise tax rate of 20% and a 35% federal income tax rate net of state benefit plus a 1.45% Medicare tax rate and 4.63% state income tax rate.

(2)
Amounts represent unvested restricted stock. On a change in control, all equity awards under the 2005 Stock Incentive Plan would fully vest. No termination of employment is required to receive this benefit.

(3)
The values provided in the "Involuntary Termination before Change in Control" row assume that (i) the executive met all relevant criteria under the Employee Severance Pay Plan (described above); (ii) the termination occurred on December 31, 2009; and (iii) the executive received the 16-week minimum severance payment. The plan is not available to the executive to the extent he or she is covered by the CIC Plan.

REPORT OF THE AUDIT COMMITTEE

        The role of the Audit Committee is to (i) assist Board oversight of (a) the integrity of the Company's financial statements, (b) the Company's legal, regulatory and compliance matters, (c) the independent auditors' qualifications and independence and (d) the performance of the independent auditors and the Company's internal audit function; (ii) decide whether to appoint, retain or terminate the Company's independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and (iii) prepare this Report. The Board has determined, upon recommendations from the CNG Committee, that each member of the Audit Committee is independent and financially literate and that at least one member, Mr. Edward B. Cordes, is qualified as an audit committee financial expert, in each case in accordance with the rules of the SEC and the listing standards of NASDAQ.

        The Audit Committee operates pursuant to a written charter that was amended as of February 9, 2010. A copy of the Audit Committee charter may be obtained on the Company's website at http://www.gbnk.com under the section entitled "Corporate Governance". As set forth in the charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing the effectiveness of internal control over financial reporting.

        The Audit Committee has reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2009 with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors' independence.

        Based upon the reports and discussions described above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee's charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for 2009 be included in its Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Matthew P. Wagner, Chairman
Edward B. Cordes
Kathleen Smythe
W. Kirk Wycoff

SUMMARY OF THE GUARANTY BANCORP
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

        A summary of the material terms of Guaranty Bancorp's proposed Amended and Restated 2005 Stock Incentive Plan, or the Restated Incentive Plan, appears below. It does not purport to be complete and is qualified in its entirety by reference to the provisions of the Restated Incentive Plan itself. The complete text of the Restated Incentive Plan is attached hereto as Appendix A.

Introduction and Proposed Amendment and Restatement

        In June 2005, the Company's stockholders approved the original 2005 Stock Incentive Plan, authorizing the issuance of up to 2,500,000 shares of Common Stock as equity compensation in the form of time-based and performance-based restricted stock, stock options, restricted stock units and stock appreciation rights, SARs or other equity-based awards. In April 2006, the Company's Board of Directors approved an amendment and restatement of the Incentive Plan to provide that any "re-pricing" of an option or other award may not be effected without stockholder approval. In October 2008, the Board approved an amendment to the Incentive Plan to address compliance with the rules and regulations of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code").

        The Company requests that stockholders approve the Restated Incentive Plan to increase the authorized number of shares for issuance under the Incentive Plan by 6,000,000, from 2,500,000 shares to 8,500,000 shares, and to make certain other changes, including a revision of the definition of "Vesting Event" so that the only trigger event is an occurrence of a change in control, revision of certain provisions to clarify that awards under the Restated Incentive Plan are intended to either comply with, or be exempt from coverage of, Section 409A of the Code, and the addition of provisions to facilitate compliance with Section 162(m) of the Code, including the addition of specific qualifying performance criteria. The Board of Directors believes that it is important to continue to give the Company the ability to effectively offer time-based and performance-based restricted stock awards and other forms of equity compensation to attract, motivate and retain key employees, non-employee directors and consultants of the Company and therefore recommends adoption of the Restated Incentive Plan.

        The material features of the Restated Incentive Plan are described below. However, this summary is subject to, and qualified in its entirety by, the full text of the Restated Incentive Plan, a copy of which is attached hereto as Appendix A.

Background

        As of the Record Date, there were 52,798,957 shares of Common Stock issued and outstanding, excluding an aggregate of 1,331,240 shares of unvested shares of restricted stock. Only 509,815 shares of Common Stock remain available for future grants of equity compensation under the Incentive Plan. If the Restated Incentive Plan is approved, an additional 6,000,000 shares will be authorized under the Restated Incentive Plan and available for future grants of time-based and performance-based restricted stock, restricted stock units, stock options, SARs and other equity-based awards (collectively "Awards") pursuant to the terms of the Restated Incentive Plan.

Administration

        The CNG Committee will administer the Restated Incentive Plan. Under the Nasdaq Marketplace Rules, the Company's compensation committee must consist of independent directors. For purposes of granting, administering and certifying awards to those Covered Employees the CNG Committee designates as covered officers ("Covered Officers"), the CNG Committee or any sub-committee acting on its behalf will be composed of 2 or more members of the Board each of whom is an "outside director" within the meaning of Section 162(m) of the Code. Any CNG Committee member who is not an "outside director" within the meaning of Section 162(m) of the Code will abstain from participating in any decision to grant, administer, or certify awards to Covered Officers. The CNG Committee is authorized to construe and interpret the Restated Incentive Plan and all decisions, determinations and interpretations of the CNG Committee are final and binding on all participants and any other holder of Awards.

Eligibility

        Employees of the Company and its subsidiaries and non-employee directors of the Company are eligible to participate under the Restated Incentive Plan. Awards may also be granted to consultants or advisors who perform or agree to perform bona fide services for the Company. Employees are eligible to receive all types of Awards under the Restated Incentive Plan, while non-employee directors, consultants and advisors are eligible to receive Awards other than options intended to qualify as incentive stock options within the meaning of Section 422 of the Code, or ISOs. As of December 31, 2009, the Company had approximately 393 employees and 9 non-employee directors who could be eligible to participate in the Restated Incentive Plan. The CNG Committee determines which eligible participants receive Awards, the nature, price, number of shares and other terms of such Awards, and the form and terms of Award agreements. See "—Kinds of Awards" below.

Maximum Shares

        Under the Incentive Plan, the total number of shares of Common Stock subject to Awards may not exceed 2,500,000. If the Restated Incentive Plan is approved, the total number of shares that may be issued under the Restated Incentive Plan pursuant to Awards will increase by 6,000,000 to 8,500,000. The maximum number of shares for which either options or SARs may be granted to a single participant in any single year is 250,000, in each case. These limitations are subject to adjustment in the event of certain changes in the capitalization of the Company. See "—Adjustments and Vesting Event" below. Upon termination, cancellation, forfeiture or expiration of any unexercised Award under the Restated Incentive Plan, the number of shares with respect to which Awards may be granted under the Restated Incentive Plan will be increased by the number of shares to which such unexercised Award pertained. In addition, to the extent that shares issued under the Restated Incentive Plan are repurchased by the Company at their original purchase price, such shares will again be available for grant under the Restated Incentive Plan, except that the aggregate number of shares issuable upon the exercise of ISOs may not exceed 8,500,000 shares (subject to the adjustments described below under "—Adjustments and Vesting Event").

Terms of Awards and Transferability

        The CNG Committee will determine the vesting and, where applicable, the expiration date of Awards, but Awards that provide for the right to acquire stock may not remain outstanding more than 10 years after the grant date (or, as discussed below, 5 years in the case of certain employee ISOs).

        Generally, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant. However, the CNG Committee may permit a participant to transfer any of such participant's Awards, other than incentive stock options, to one or more of the participant's immediate family members or to trusts established in whole or in part for the benefit of the participant and/or one or more of such immediate family members, to the extent that neither the transfer of such Award to the immediate family member or trust, nor the ability of a participant to make such a transfer, shall have adverse consequences to the Company or the participant by reason of Section 162(m) of the Code. See "—Termination of Employment, Death or Disability" below.

Term of the Restated Incentive Plan

        The Restated Incentive Plan will terminate on April 4, 2015 unless terminated earlier by the Board of Directors.

Kinds of Awards—Stock Options

        Under the Restated Incentive Plan, the CNG Committee may from time to time grant stock options, either ISOs or non-ISOs, to acquire shares of Common Stock to eligible participants, provided that no participant may be granted in any calendar year options that pertain to more than 250,000 shares. As required by the Code and applicable regulations, ISOs are subject to certain limitations not applicable to non-ISOs. The exercise price of all stock options will be determined by the CNG Committee, but may not be less than the fair market value of Common Stock on the date of grant. The exercise price for any ISO granted to any eligible employee owning more than 10% of the total combined voting power of all classes of the Company's stock may not be less than 110% of the fair market value of Common Stock on the date of grant. In addition, the term of such option may not exceed five years from the date of grant. The fair market value of Common Stock is the closing price per share (or the closing bid, if no sales were reported) as quoted on the Nasdaq Global Select Market for the market trading day immediately prior to the date of grant. The exercise price may be adjusted in the event of changes in the capitalization of the Company. See "Adjustments and Vesting Event" below. The aggregate fair market value (determined at the date of grant) of Common Stock subject to all ISOs held by an employee that vest in any single calendar year cannot exceed $100,000.

        All options will be exercisable and will vest at such times and under such conditions as determined by the CNG Committee and set forth in the relevant stock option agreement. On the occurrence of a vesting event (as described below under "Adjustments and Vesting Event"), all options that are outstanding on such date will become exercisable whether they are vested or not.

        The type of consideration to be received and the method of payment for shares of Common Stock to be issued upon exercise of a stock option is determined by the CNG Committee and may consist of cash, check, recourse note carrying a market interest rate (that may or may not be secured in the discretion of the CNG Committee), delivery of previously acquired Common Stock which has been held for a meaningful period of time (e.g., six months) before exercise or any combination of the foregoing. Any shares so delivered to the Company shall be valued at their fair market value on the exercise date. Notwithstanding the foregoing, a method of payment may not be used if it causes the Company to: (i) violate Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto; or (ii) violate Regulation O, promulgated by the Board of Governors of the Federal Reserve System.

        The Company currently has no plans to issue stock options as equity compensation but may do so in the future.

Kinds of Awards—Stock Appreciation Rights

        Under the Restated Incentive Plan, the CNG Committee may from time to time grant SARs, provided that no participant may be granted in any calendar year SARs that pertain to more than 250,000 shares. The exercise price of all SARs will be determined by the CNG Committee, but may not be less than 100% of the fair market value of Common Stock on the date of grant. Upon exercise of a SAR, the participant (or any person having the right to exercise the SAR after his or her death) shall receive an amount equal to the amount by which the fair market value of a share (on the date of surrender) exceeds the exercise price of such SAR. The Company will pay this amount in the form of Common Stock.

        All SARs will be exercisable and will vest at such times and under such conditions as determined by the CNG Committee and set forth in the relevant SAR agreement. On the occurrence of a vesting event (as described below under "Adjustments and Vesting Event"), all SARs that are outstanding on such date will become exercisable whether they are vested or not.

Kinds of Awards—Restricted Stock Awards

        Under the Restated Incentive Plan, the CNG Committee may grant time-based restricted stock awards. The participant vests in the Common Stock underlying such time-based restricted stock award at such times and under such conditions as are determined by the CNG Committee and set forth in the time-based restricted stock award agreement. The Company intends that time-based restricted stock awards will vest over specified periods of time and will not require the satisfaction of any performance conditions in order to vest.

        Upon the grant of a time-based restricted stock awards, the participant has the rights of a holder of Common Stock with respect to the voting of the Common Stock underlying such award, subject to the conditions contained in the award agreement. The award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the shares of Common Stock underlying a restricted stock award. On the occurrence of a vesting event (as described below under "—Adjustments and Vesting Event"), all unvested time-based restricted stock awards that are outstanding on such date will become vested.

Kinds of Awards—Restricted Stock Unit Awards

        Under the Restated Incentive Plan, the CNG Committee may grant restricted stock unit awards. The participant vests in the restricted stock unit award at such times and under such conditions as are determined by the CNG Committee and set forth in the restricted stock unit award agreement. The restricted stock unit award agreement will specify the maturity date applicable to each restricted stock unit award. In no event will such maturity date extend past (i) the date that is two and one-half months from the Company's first taxable year in which the restricted stock unit award is vested and (ii) the date that is two and one-half months from the end of the participants first taxable year in which the restricted stock unit award is vested. On the maturity date, the Company will transfer one fully transferable unrestricted share of Common Stock for each vested restricted stock unit to the participant. On the occurrence of a vesting event (as described below under "Adjustments and Vesting Event"), all restricted stock unit awards that are outstanding on such date will become vested.

Kinds of Awards—Performance-Based Stock Awards

        Under the Restated Incentive Plan, the CNG Committee may grant performance-based restricted stock awards. Performance-based restricted stock awards are granted subject to a risk of forfeiture which lapses as the participant vests in the stock granted. The participant vests in the Common Stock or restricted stock unit underlying such performance stock award, in whole or in part, if certain conditions and/or restrictions imposed by the CNG Committee are achieved or satisfied during the performance cycle (which may not be more than 10 years) designated by the CNG Committee. The CNG Committee may impose such conditions and/or restrictions on the performance-based stock award as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance objectives (company-wide, business unit and/or individual), qualifying performance criteria, timed-based restrictions (but only if coupled with specific performance objectives or qualifying performance objectives) and/or any restrictions under applicable federal or state securities laws. If the conditions and/or restrictions are not satisfied or achieved within the performance cycle, the performance-based stock award will automatically be forfeited and immediately returned to the Company. No participant may receive a performance-based stock award in any one calendar year in excess of $3,000,000 based on the fair market value of a share of stock on the date the performance-based stock award is granted.

        Upon the grant of a performance-based stock award, if Common Stock is underlying the award (instead of restricted stock units), the participant has the rights of a holder of Common Stock with respect to the voting of the Common Stock underlying such award, subject to the conditions contained in the award agreement. The award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the shares of Common Stock underlying a performance-based stock award. On the occurrence of a vesting event (as described below under "—Adjustments and Vesting Event"), all unvested performance-based stock awards that are outstanding on such date will become vested.

Kinds of Awards—Other Equity-Based Awards

        Under the Restated Incentive Plan, the CNG Committee may grant other types of equity-based awards to a service provider of the Company, in such amounts and subject to such terms and conditions, as the CNG Committee shall in its discretion determine, subject to the provisions of the Restated Incentive Plan. Such awards may entail the transfer of actually shares of Common Stock, or payment in cash or otherwise of amounts based on the value of the Common Stock.

Section 162(m) Deduction Qualifications

        Section 162(m) of the Code limits the federal income tax deductibility of compensation paid to the Company's chief executive officer and to each of the other three most highly compensated executive officers required to be named in the proxy statement. Compensation paid to any of these specified executive officers will be deductible by the Company only to the extent that it does not exceed $1,000,000 for a taxable year or qualifies as "performance-based" compensation under Section 162(m). The CNG Committee will work to structure awards to comply with Section 162(m) unless the Compensation Committee determines that such compliance is not desirable with respect to any specified award.

        Within 90 days of the beginning of each performance cycle, or such earlier or later date as may be permitted by Section 162(m), the CNG Committee will designate those participants whose awards under the Restated Incentive Plan will be calculated pursuant to the qualified performance-based compensation provisions of Section 162(m) (the "covered employees") and establish the "qualifying performance criteria" applicable to the performance cycle for each so designated covered employee. For purposes of the Restated Incentive Plan, "qualifying performance criteria" will be any of the following performance criteria:

  •
  net income;

  •
  earnings per common share;

  •
  earnings per share assuming conversion of preferred stock;

  •
  return on equity, return on average equity, or return on tangible common equity (defined as a ratio, the numerator of which is income before amortization of intangibles and the denominator of which is tangible common equity);

  •
  return on assets or return on average assets;

  •
  efficiency ratio determined as the ratio of total non-interest operating expenses (less amortization of intangibles) divided by total revenues (less net security gains);

  •
  non-interest income to total revenue ratio;

  •
  net interest margin;

  •
  ratio of noninterest expense (less amortization of intangibles) to average assets;

  •
  credit quality measures (including non-performing asset ratio, net charge-off ratio, ratio of allowance to non-performing loans and classified assets as a percentage of tier 1 capital plus allowance of loan losses);

  •
  non-interest bearing deposits as a percentage of total deposits;

  •
  brokered deposits as a percentage of total deposits;

  •
  loan growth;

  •
  deposit growth;

  •
  non-interest income growth;

  •
  yields on earning assets;

  •
  cost of funds;

  •
  total stockholder return;

  •
  stock price;

  •
  market share;

  •
  net interest income;

  •
  pre-provision, pre-tax income;

  •
  regulatory criteria or measures, including one or more of the CAMEL ratings (or other similar ratings that may subsequently be established by the Company's regulators) or compliance with a regulatory enforcement action; and

  •
  other strategic milestones based on objective criteria established by the CNG Committee, provided that with respect to Covered Officers, such strategic milestones must be approved by the stockholders prior to the payment of the Award.

        "Qualifying performance criteria" may be expressed in terms of (1) attaining a specified absolute level of the criteria, or (2) a percentage increase or decrease in the criteria compared to a pre-established target, previous years' results, or a designated market index or comparison group, all as determined by the CNG Committee. The "qualifying performance criteria" may be applied either to the Company as a whole or to a business unit or subsidiary, as determined by the CNG Committee. "Qualifying performance criteria" may be different for different participants, as determined in the discretion of the CNG Committee.

        The CNG Committee may include or exclude "extraordinary events" (as defined below), or any other objective events or occurrences either establishing the performance goal based on the "qualifying performance criteria" or in determining whether a performance goal based on the "qualifying performance criteria" has been achieved. Under no circumstances may the CNG Committee increase an award paid to any designated Covered Officer above the amount which was determined based upon the Covered Officer's pre-established performance goals for the applicable performance cycle. Awards may be paid to Covered Officers only after the CNG Committee has certified in writing that the performance goals have been met. Extraordinary events are:

  •
  changes in tax law, generally accepted accounting principles or other such laws or provisions affecting reported financial results;

  •
  accruals for reorganization and restructuring programs;

  •
  special gains or losses in connection with mergers and acquisitions or on the sale of branches or significant portions of the company;

  •
  any extraordinary non-recurring items as determined under generally accepted accounting principles and/or described in management's discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the annual report on Form 10-K filed with the Securities and Exchange Commission;

  •
  losses on the early repayment of debt; or

  •
  any other events of occurrences of a similar nature.

        For purposes of granting, administering and certifying awards to Covered Officers, the CNG Committee or any sub-committee acting on its behalf will be composed of 2 or more directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Code. Any CNG Committee member who is not an "outside director" will abstain from participating in any decision to grant, administer, or certify awards to Covered Officers.

        The maximum aggregate number of shares which may be subject to any options granted to a participant in any calendar year is 250,000. Similarly, the maximum aggregate number of shares which may be subject to any SARs granted to a participant in any calendar year is 250,000. Further, no participant may receive a performance-based stock award in any one calendar year in excess of $3,000,000 based on the fair market value of a share of stock on the date the performance-based stock award is granted.

Termination of Employment, Death or Disability

        Termination of Service.    Upon termination of service other than due to death, disability or cause, the participant may exercise his or her option or SAR on or prior to the date that is three months following the date of termination to the extent that such participant was entitled to exercise such option or SAR on the date of termination (but in no event later than the expiration of the term of such option or SAR).

        Disability of Participant.    Upon termination of service due to disability, the participant may exercise his or her option or SAR on or prior to the date that is twelve months following the date of termination to the extent that such participant was entitled to exercise such option or SAR on the date of termination (but in no event later than the expiration of the term of such option or SAR).

        Death of Participant.    In the event that a participant should die while in service, the participant's option or SAR may be exercised by the participant's estate or by a person who has acquired the right to exercise the option or SAR by bequest or inheritance, but only on or prior to the date that is twelve months following the date of death, and only to the extent that the participant was entitled to exercise the option or SAR at the date of death (but in no event later than the expiration date of the term of such option or SAR).

        Cause.    In the event of termination of a participant's service due to cause, the participant's option or SAR shall terminate on the date of termination.

        Reversion of Unexercised Shares.    If, on the date of termination or death, the participant is not entitled to exercise all of his or her option or SAR, the shares of Common Stock covered by the unexercisable portion of the option or SAR shall revert back to the Restated Incentive Plan. If, after the date of termination or death, the participant or, in the case of death, the participant's estate or any person who acquires the right to exercise the option or SAR by bequest or inheritance does not exercise his or her option or SAR within the applicable period of time, the option or SAR shall terminate, and the shares of Common Stock covered by such option or SAR shall revert back to the Restated Incentive Plan.

Adjustments and Vesting Event

        The Restated Incentive Plan provides that if there is any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued and outstanding shares of the Common Stock, effected without the receipt of consideration by the Company, then the limitations on the number of shares reserved for delivery under the Restated Incentive Plan, the limitations on the number of stock options or SARs which may be granted in any one calendar year, the number of shares that pertain to each outstanding Award and the exercise price of each option and SAR will be proportionately adjusted.

        Under the Restated Incentive Plan, if a "Vesting Event" takes place, then all outstanding options and SARs on the date of the Vesting Event become exercisable whether or not previously vested. All restricted stock awards, restricted stock unit awards and performance stock awards become fully vested upon a Vesting Event. A Vesting Event means the occurrence of a Change in Control. The Restated Incentive Plan defines a "Change in Control" to mean (i) stockholder approval of a plan of dissolution or liquidation of the Company; (ii) the individuals who, as of the effective date thereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Restated Incentive Plan, be considered a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened Election Contest (as described in Rule 14a-11 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")) or other actual or threatened solicitation of proxies or consents by or on behalf of a person (as the term "person" is used for purposes of Section 13(d) or 14(d) of the Exchange Act) other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; (iii) the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the stockholders of the Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least seventy percent (70%) of the combined voting power of the outstanding voting securities of the Company resulting from such reorganization, merger or consolidation (the "Surviving Company") in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation, and (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least two-thirds of the members of the board of directors of the Surviving Company, or a Company beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Company; (iv) the sale of all or substantially all the assets of the Company to another person; or (v) the acquisition by another person of beneficial ownership of stock representing more than fifty percent (50%) of the voting power of the Company then outstanding by another person.

Amendment and Termination

        The Board of Directors of the Company may at any time amend, alter, suspend or discontinue the Restated Incentive Plan in its discretion, but no amendment, alteration, suspension, termination or discontinuation may be made which would impair the rights of any participant under any grants made without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company will obtain stockholder approval of any amendment to the Restated Incentive Plan in such a manner and to such a degree as is required.

Cancellation and Regrant of Awards

        The CNG Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected participant, the cancellation of any or all outstanding options or SARs and to grant in substitution new options or SARs covering the same or a different number of shares of Common Stock but with an exercise price based on the fair market value on the new date of grant of the option or SAR, provided (A) such cancellation does not cause such cancelled Options or SARs to lose their exemption pursuant to Section 409A of the Code or (B) such grant in substitution does not cause the newly granted Options or SARs to be subject to Section 409A of the Code. The CNG Committee shall also have the authority to effect, at any time and from time to time, with the consent of the affected participant, the cancellation of any or all outstanding restricted stock awards, restricted stock unit awards, performance-based stock awards and other equity-based awards and to grant in substitution new restricted stock awards, restricted stock unit awards, performance-based stock awards or other equity-based awards, as the case may be, covering the same or a different number of shares of Common Stock, provided (A) such cancellation does not cause such cancelled stock Awards to lose their exemption pursuant to Section 409A of the Code or (B) such grant in substitution does not cause the newly granted stock Awards to be subject to Section 409A of the Code. Except with respect to participants subject to Section 162(m) of the Code, a grant of any Award to a participant pursuant to such substitution shall be disregarded for purposes of determining whether a participant has exceeded any limitations in the Restated Incentive Plan limiting the amount of any type of Award or aggregate amount of Awards that may be granted to a participant (except to the extent the number of shares underlying such awards exceeds the number of shares underlying the participant's cancelled awards). However, the CNG Committee may not, without first obtaining stockholder approval, take any action that would be considered a "repricing" under any applicable accounting, stock exchange or other rule or regulation with respect to any options or any other type of Award under the Restated Incentive Plan.

Federal Income Tax Consequences

        Incentive Stock Options.    For federal income tax purposes, the holder of an ISO will not be subject to tax upon the grant or exercise of the ISO. Under certain circumstances, the exercise of an ISO may be subject to alternative minimum tax. If such person retains the stock for a period on or after the later of two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired upon the exercise of an ISO prior to the expiration of two years after the option is granted or one year after the option is exercised, generally, will realize ordinary income as of the date of exercise equal to the difference between the exercise price and fair market value of the stock on the date of exercise. To the extent ordinary income is recognized by the participant because the participant's disposition of the ISO shares does not meet the holding period requirements, the Company may deduct a like amount as compensation.

        Nonqualified Stock Options.    Generally, a holder of a non-qualified stock option will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. The Company will be eligible to take a corresponding deduction equal to the income realized by the holder of the option.

        Stock Appreciation Rights.    The recipient of a SAR will not be taxed upon the grant of such right, but will realize ordinary income, at the time the right is exercised, equal to the amount of the fair market value of stock received. The Company will be entitled to a corresponding deduction at the time of exercise equal to the income realized by the recipient.

        Restricted Stock Awards.    Generally, a participant who has been granted a restricted stock award will not realize taxable income at the time of grant, but will realize ordinary income upon lapse of the restrictions in an amount equal to fair market value of the shares on the date of lapse. The Company will be entitled to a corresponding income tax deduction equal to the amount of ordinary income that the participant recognizes in connection with such award.

        Restricted Stock Unit Awards.    The recipient of a restricted stock unit award will realize ordinary income at the time the transfer of Common Stock is made to the participant on the maturity date of the restricted stock unit award. The Company will be entitled to a corresponding income tax deduction at the time of payment equal to the amount of ordinary income realized by the recipient.

        Deferred Awards.    In the event a participant in the Incentive Plan defers a SAR, restricted stock award or performance stock award into a deferred compensation plan sponsored by the Company, the participant will defer any tax owed on such award, as described above, until such time as the award is distributed to the participant. The Company will be entitled to a corresponding deduction upon such distribution.

        Payment of Withholding Taxes.    To the extent permitted under Section 402 of the Sarbanes-Oxley Act of 2002 and applicable regulations, the CNG Committee may, in its discretion, allow any holder of non-qualified stock options, SARs or unvested shares to satisfy all or part of the withholding taxes incurred by such participant in connection with the exercise of their options or SARs or the vesting of their shares through the surrender or withholding of vested shares of Common Stock.

        Section 409A Compliance.    The Company has designed the Restated Incentive Plan so that Awards either comply with, or are exempt from coverage of, Section 409A of the Code. Section 409A provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant's gross income to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts.

        Based on regulations and other guidance issued under Section 409A, the Awards under the Restated Incentive Plan could be affected. In general, if an award either (1) meets the requirements imposed by Section 409A or (2) qualifies for an exception from coverage of Section 409A, the tax consequences described above will continue to apply. If an award is subject to Section 409A and does not comply with the requirements of Section 409A, then amounts deferred in the current year and in previous years will become subject to immediate taxation to the participant, and the participant will be required to pay (1) a penalty equal to interest at the underpayment rate plus 1% on the tax that should have been paid on the amount of the original deferral and any related earnings and (2) in addition to any regular tax, an excise tax equal to 20% of the original deferral and any earnings credited on the deferral.

        The Company does not intend the preceding discussion to be a complete explanation of all of the income tax consequences of participating in the Restated Incentive Plan. Participants in the Restated Incentive Plan should consult their own personal tax advisors to determine the particular tax consequences of the Restated Incentive Plan to them, including the application and effect of foreign, state and local taxes, and any changes in the federal tax laws from the date of this Proxy Statement.

Plan Benefits

        The awards, if any, which may be made in the future under the Restated Incentive Plan are not determinable.

        The actual amount of any awards granted under the Incentive Plan for the fiscal year ending December 31, 2010 are not presently determinable, as such amounts are dependent on the discretion of the CNG Committee.

        The following table summarizes the benefits that were received by the Named Executive Officers, as well as any other employee or group of employees under the Incentive Plan, for the fiscal year ended December 31, 2009.

2005 Stock Incentive Plan
Name and Position	Dollar Value ($)(1)	Number of Awards(2)
Daniel M. Quinn	—	—
President & Chief Executive Officer
Paul W. Taylor	—	—
Executive Vice President, Chief Financial and Operating Officer and Secretary
James K. Simons	—	—
Executive Vice President and Chief Credit Officer
Suzanne R. Brennan	—	—
Executive Vice President, Operations and Systems
Zsolt K. Besskó	—	—
Former Executive Vice President, General Counsel and Secretary
All Non-Executive Officer Directors as a Group	—	—
All Executive Officers as a Group	—	—
All Non-Executive Officer Employees as a Group	774,410	425,500

(1)
Value calculated based on closing price of $1.82 on March 15, 2010.

(2)
All awards granted in 2009 were time-based restricted stock awards vesting incrementally over four years. The awards also vest in full upon a change in control.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2009, regarding securities issued and to be issued under our equity compensation plans that were in effect during the year ended December 31, 2009:

	Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
		(a)		(b)	(c)
Equity compensation plans approved by security holders	2005 Stock Incentive Plan(1)	—	(2)	—	524,815	(3)(4)
Equity compensation plans not approved by security holders	None	—		—	—

		—		—	524,815

(1)
The 2005 Stock Incentive Plan (the "Incentive Plan") was approved by the stockholders of the Company at our 2005 Annual Meeting of Stockholders.

(2)
Does not include the 1,381,105 shares of unvested stock grants outstanding as of December 31, 2009 with an exercise price of zero.

(3)
The total number of shares of Common Stock that have been approved for issuance pursuant to awards granted or which may be granted in the future under the Incentive Plan is 2,500,000 shares. The number of securities remaining available for future issuance has been reduced by 1,975,185 shares, which represents the number of vested shares and the number of unvested shares of service and performance stock awards outstanding at December 31, 2009.

(4)
All of the 524,815 shares remaining available for issuance under the Incentive Plan may be issued not only for future grants of options, warrants and rights, but also for future stock awards. The Company's current practice is to grant only awards of stock. While the Company has not issued any stock options, warrants or rights, it may do so in the future.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Related-Party Transactions Policy

        The Company's Board of Directors has adopted a written policy ("Policy") governing the approval of Related-Party Transactions. "Related-Party Transactions" include any transaction, or any amendment or modification to a transaction, involving a director or director nominee, executive officer, a 5% stockholder of the Company or any person known by the Company to be an immediate family member of any of the foregoing individuals that would need to be disclosed under Item 404(a) of Regulation S-K promulgated by the SEC. Such transactions do not include, however, indemnification payments or compensation paid to directors and executive officers for their services as directors and executive officers. The Policy prohibits all Related-Party Transactions, unless they are approved or ratified by the CNG Committee in accordance with the Policy. Under the Policy, the Corporate Secretary, in consultation with management and outside counsel, analyzes all potential Related-Party Transactions brought to the attention of the Company to determine whether they constitute Related-Party Transactions. If the Corporate Secretary determines a transaction constitutes a Related-Party Transaction, the CNG Committee will then review the transaction to determine whether to approve or ratify it. In making its determination, the CNG Committee considers several factors including, but not limited to, whether the terms of the Related-Party Transaction are fair to the Company; whether the Company has compelling business reasons to enter into the transaction; whether the transaction will impair the independence of an outside director; and whether the transaction presents an improper conflict of interest for any directors or executive officers of the Company. Members of the CNG Committee having an interest in a transaction under review must abstain from voting on the approval of the Related-Party Transaction, but may, if the Chairperson of the CNG Committee so requests, participate in the CNG Committee's discussions of the transaction.

Certain Relationships and Related-Party Transactions

        John M. Eggemeyer, the Company's Chairman of the Board, is a co-founder and chief executive of Castle Creek Financial LLC. The Company is party to an agreement with Castle Creek Financial pursuant to which Castle Creek Financial is engaged as the exclusive financial advisor to the Company and any entities the Company may form, acquire or invest in, in connection with any effort by the Company to acquire or invest in other financial institutions, effect a sale of the Company or a material amount of the Company's assets or pursue a financing or recapitalization transaction. The agreement provides for the payment of the following fees upon the consummation of certain transactions: (a) 1.5% of the aggregate consideration paid in the event the Company is sold; and (b) in the event of an acquisition of another financial institution by the Company: 1.0% of the aggregate value of the transaction if the aggregate value is $20 million or less; and, if the aggregate value is over $20 million, $200,000 plus 0.75% of the amount of the transaction in excess of $20 million. Castle Creek Financial is also entitled to reimbursement of its reasonable expenses incurred on behalf of the Company. Either party may terminate the agreement at any time upon 30 days written notice without penalty. In the event of termination, Castle Creek Financial shall still be entitled to its fees pursuant to the terms of the contract should the Company engage in a transaction (i) on which Castle Creek Financial provided advice or participated in discussions with any of the investors in such transaction or (ii) with any of the parties as to which Castle Creek Financial advised the Company or with whom the Company engaged in discussions regarding a possible transaction prior to the termination of the agreement with Castle Creek Financial, provided that such transaction is completed within 18 months following the termination of the agreement. In 2009, the Company did not pay any fees to, or reimburse any expenses of, Castle Creek Financial, other than the reimbursement of expenses of Mr. Eggemeyer in his capacity as a director of the Company.

        Certain directors and executive officers and corporations and other organizations associated with them and members of their immediate families were customers of and had banking transactions,

including loans in certain cases, with the Company's subsidiary bank in the ordinary course of business in 2009. These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act and were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with persons not related to the Company. These transactions did not involve more than the normal risk of collectability or present other unfavorable features. The Company expects its subsidiary bank to have banking transactions with such persons in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

        The Audit Committee has reappointed Crowe Horwath LLP ("Crowe Horwath") as the independent registered public accounting firm to audit the financial statements of the Company for 2010. Crowe Horwath audited the financial statements of the Company for 2009, 2008 and 2007.

Fees and Services

        The following is a description of fees paid or payable by the Company to Crowe Horwath relating to the audit of the Company's 2009 and 2008 consolidated financial statements and the fees for other professional services billed to the Company for 2009 and 2008:

        Audit Fees:    The following table sets forth the audit fees for 2009 and 2008:

Audit Services	2009	2008
Audit of consolidated financial statements	$345,000	$421,500
Review of quarterly financial statements	115,000	125,000
Review of registration statements and issuance of consents	19,850	13,500

Total audit fees	$479,850	$560,000

        With respect to the review of registration statements and issuance of consents, in 2009, $10,000 was related to the review by KPMG LLP, the Company's previous independent registered public accounting firm, of the Company's Registration Statement on Form S-3 filed in 2009 and the issuance of KPMG's consent included in that Form S-3, and, in 2008, $10,000 was related to the review by KPMG of the Company's 2008 Form 10-K and the issuance of KPMG's consent included in that Form 10-K.

        Audit-Related Fees:    No audit-related fees were billed to the Company by Crowe Horwath for the years ended December 31, 2009 and 2008.

        Tax Fees:    The aggregate tax fees billed to the Company by Crowe Horwath for the year ended December 31, 2009 totaled $29,300, which included fees for preparation of the Company's 2008 tax returns and other tax compliance matters. The aggregate tax fees billed to the Company by Crowe Horwath for the year ended December 31, 2008 totaled $37,950, which included fees for the preparation of the Company's 2007 tax returns and various other tax compliance matters, including Section 280G calculations and assistance with other tax research and review.

        All Other Fees:    No other fees were billed to the Company for the years ended December 31, 2009 and 2008.

        Pre-Approval Policies and Procedures:    The Audit Committee requires advance approval by the Audit Committee of all audit, audit-related, tax and other services performed by the independent auditor. In 2009 and 2008, the Audit Committee pre-approved all audit services, non-audit services, audit-related services and tax services performed for the Company by its independent registered public accountant. In approving any non-audit services, the Audit Committee considered whether the provision of the services would be compatible with maintaining its independent registered public accountant's independence. The Audit Committee has delegated to its Chair the authority to pre-approve any audit or non-audit services to be performed by the independent auditor, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's equity securities with the SEC. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of the copies of such reports received by the Company, and on written representations from certain reporting persons, the Company believes that none of its directors, executive officers and 10% stockholders failed to file on a timely basis reports required by Section 16(a) during 2009, except that a late Form 3 (via a Form 5) was inadvertently filed by William Ruh, as a 10% stockholder.

OTHER BUSINESS

        Except as set forth herein, management has no knowledge of any other business to come before the Meeting. If, however, any other matters of which management is now unaware properly come before this Meeting, it is the intention of the persons named in the proxy card to vote on the proposals set forth in the proxy card in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy card.

Stockholder Proposals and Director Nominations—2011 Annual Meeting

        Business must be properly brought before an annual meeting in order to be considered by stockholders. To be considered for inclusion in the Company's proxy statement for the 2011 Annual Meeting of Stockholders, a stockholder proposal must be received by the Company's Secretary (at the address indicated below) no later than November 29, 2010 and must satisfy the requirements of Rule 14a-8 of Regulation 14A of the SEC proxy rules. Any stockholder proposal submitted for inclusion in the Company's proxy materials will be subject to the rules and regulations of the SEC concerning stockholder proposals.

        With respect to any stockholder proposals to be submitted for the 2011 Annual Meeting of Stockholders, but not included in the Company's proxy statement, the Company's Bylaws require that a proposal must be delivered to the Company's Secretary (at the address indicated below) no earlier than January 4, 2011 and no later than February 3, 2011 and must satisfy the requirements under Article I, Section 10 of the Company's Bylaws.

        Pursuant to Section 10 of Article I of the Company's Bylaws, nominations for the election of directors may be made by a stockholder entitled to vote for the election of directors by delivering a notice in writing to the Company's Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the date of the annual meeting of stockholders for the preceding year. Director nominations proposed by stockholders for the 2011 Annual Meeting of Stockholders must be delivered to the Company's Secretary (at the address indicated below) no earlier than January 4, 2011 and no later than February 3, 2011. Pursuant to the Company's Bylaws and the rules and regulations of the SEC, the notice stating a desire to nominate any person for election as a director of the Company must contain the following items:

  •
  The stockholder's name, address and beneficial ownership of shares of the Company, and any direct or indirect short interest of such stockholder in any shares of the Company, including evidence of ownership of any such shares and entitlement to vote such shares for the election of directors at the annual meeting,

  •
  The name and age of the person(s) to be nominated,

  •
  The business address, residential address and principal occupation or employment of each nominee during the past five (5) years, and the other information required by Items 401(e) and (f) of Regulation S-K under the Securities Exchange Act of 1934,

  •
  The nominee's signed consent to serve as a director of the Company, if elected,

  •
  The number of shares of the Company's stock beneficially owned by each nominee,

  •
  A description of all arrangements and understandings between the stockholder and nominee pursuant to which the nomination is to be made, and

  •
  Such other information concerning the nominee as would be required in a proxy statement soliciting proxies for the election of the nominee under the rules of the SEC.

        A copy of the Company's Bylaws specifying the above requirements will be furnished to any stockholder upon written request to the Secretary at the following address:

        Guaranty Bancorp
        Attention: Paul W. Taylor, Secretary
        1331 Seventeenth Street, Suite 300
        Denver, Colorado 80202

Discretionary Authority Conferred in Proxy Solicited by the Company—2011 Annual Meeting

        The proxy solicited by the Company for the 2011 Annual Meeting of Stockholders will confer discretionary authority on the Company's proxies on (i) any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to February 3, 2011 and (ii) any proposal made in accordance with Company's Bylaws provisions, if the proxy statement relating to the 2011 Annual Meeting of Stockholders briefly describes the matter and how the Company's proxies intend to vote on it and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Stockholders interested in communicating with a director or with the directors as a group, or persons interested in communicating complaints concerning accounting, internal controls or auditing matters to the Audit Committee, may do so by writing in care of the Company's Secretary at the address set forth above. The Board of Directors has adopted a process for handling correspondence received by the Company and addressed to members of the Board. Under that process, the Secretary of the Company reviews all such correspondence and forwards to the Board (or specific members of the Board, as appropriate) a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof, or that he or she otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters are brought to the attention of the Company's internal auditor, the chair of the Audit Committee and other members of the Company's management review committee and handled in accordance with procedures established by the Audit Committee with respect to such matters. These procedures include the ability to post reports anonymously via an Internet-based tool or directed "hotline" available to employees for purposes of reporting alleged or suspected wrongdoing. The procedures for handling communications with the Board of Directors and for handling complaints may be obtained on the Company's website at www.gbnk.com under the section entitled "Corporate Governance".

 INCORPORATION BY REFERENCE

        The sections in this Proxy Statement entitled "Compensation Committee Report" and "Report of the Audit Committee" do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates any such Reports by reference therein.

Appendix A

GUARANTY BANCORP

AMENDED AND RESTATED
2005 STOCK INCENTIVE PLAN

        1.    Purpose of the Plan.    The purpose of this Guaranty Bancorp 2005 Stock Incentive Plan is to offer certain Employees, Non-Employee Directors, Consultants and prospective Employees the opportunity to acquire a proprietary interest in the Company. Through the Plan, the Company and its Affiliates seek to attract, motivate, and retain highly competent persons. The success of the Company and its Affiliates are dependent upon the efforts of these persons. The Plan provides for the grant of Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Stock Awards, Stock Appreciation Rights and other Equity-Based Awards. An Option granted under the Plan may be a Non-Statutory Stock Option or an Incentive Stock Option, as determined by the Administrator.

        2.    Definitions.    As used herein, the following definitions shall apply.

        "Act" shall mean the Securities Act of 1933, as amended.

        "Administrator" shall mean the Board or the Committee, subject to Section 3(a) of the Plan.

        "Affiliate" shall mean any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.

        "Award" shall mean an Option, Stock Award, SAR or other Equity-Based Award.

        "Board" shall mean the Board of Directors of the Company.

        "Cause" shall have the meaning given to it under the Participant's employment agreement with the Company or an Affiliate, or a policy or other plan of the Company or an Affiliate to which the Participant is subject. If the Participant does not have an employment agreement or the employment agreement does not define this term, or the Company or an Affiliate does not have such a policy or other plan that defines this term, then Cause shall include, without limitation, malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Company or an Affiliate which results in termination of the Participant's service with the Company or an Affiliate, as determined by the Administrator or the Company.

        "Change in Control" shall mean, except as otherwise provided in an Option Agreement, SAR Agreement, or Stock Award Agreement:

            (i)  stockholder approval of a plan of dissolution or liquidation of the Company;

           (ii)  the individuals who, as of the effective date of the Plan, constitute the Board ("Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "election contest" or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act) (a "Person") other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any election contest or Proxy Contest;

          (iii)  the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the stockholders of the

  Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 70% of the combined voting power of the outstanding voting securities of the company resulting from such reorganization, merger or consolidation (the "Surviving Company") in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation, and (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least two-thirds of the members of the board of directors of the Surviving Company, or of a company beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Company;

          (iv)  the sale of all or substantially all the assets of the Company to another Person; or

           (v)  the acquisition by another Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of stock representing more than fifty percent (50%) of the voting power of the Company then outstanding by another Person.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Committee" shall mean a committee appointed by the Board in accordance with Section 3 below.

        "Common Stock" shall mean the voting common stock of the Company, $0.001 par value.

        "Company" shall mean Guaranty Bancorp, a Delaware corporation.

        "Consultant" shall mean any natural person who performs bona fide services for the Company or an Affiliate as a consultant or advisor, excluding Employees and Non-Employee Directors.

        "Covered Employee" shall mean any Participant who is designated as a Covered Employee by the Administrator because it is anticipated that his or her compensation may exceed the limit under Section 162(m) of the Code and for whom any Award is intended to satisfy the Performance-Based Exception.

        "Date of Grant" shall mean the effective date as of which the Administrator grants an Option to an Optionee, a Stock Award to a Grantee, or a SAR to an Optionee.

        "Disability" shall mean a determination by the Administrator that a Participant is "disabled" within the meaning of Section 409A(a)(2)(C) of the Code. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the term "Disability" for purposes of the preceding sentence shall have the meaning given to it by Section 422(c)(6) of the Code.

        "Employee" shall mean any individual who is a common-law employee of the Company or an Affiliate.

        "Equity-Based Awards" shall mean an award issued pursuant to Section 12.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Exercise Price," in the case of an Option, shall mean the exercise price of a share of Optioned Stock. "Exercise Price," in the case of a SAR, shall be determined by the Administrator but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such SAR.

        "Extraordinary Events" shall mean, with respect to the Company, any of the following: (i) changes in tax law, generally accepted accounting principles or other such laws or provisions affecting reported financial results, (ii) accruals for reorganization and restructuring programs, (iii) special gains or losses in connection with mergers and acquisitions or on the sales of branches or significant portions of the Company, (iv) any extraordinary non-recurring items as determined under generally accepted accounting principles and/or described in management's discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the annual report on Form 10-K filed with the Securities and Exchange Commission, (v) losses on the early repayment of debt, or (vi) any other events or occurrences of a similar nature as determined by the Administrator.

        "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price per share for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

           (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock quoted by such recognized securities dealer on the last market trading day prior to the day of determination; or

          (iii)  In the absence of an established market for the Common Stock, its Fair Market Value shall be determined, in good faith, by the Administrator in accordance with Treasury Regulation §1.409A-1(b)(5)(iv)(B).

        "Granted Stock" shall mean the shares of Common Stock that were granted pursuant to a Stock Award other than Restricted Stock Unit Awards.

        "Grantee" shall mean any person who is granted a Stock Award.

        "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is so designated in the applicable Option Agreement. Under no circumstances shall any stock option that is not specifically designated as an Incentive Stock Option be considered an Incentive Stock Option.

        "Mature Shares" shall mean Shares that had been held by the Participant for a meaningful period of time such as six months or such other period of time that is consistent with the applicable accounting standard.

        "Non-Employee Director" shall mean a non-employee member of the Board.

        "Non-Statutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

        "Notice of Stock Appreciation Rights Grant" shall mean the notice delivered by the Company to the Optionee evidencing the grant of an SAR.

        "Notice of Stock Award Grant" shall mean the notice delivered by the Company to the Grantee evidencing the grant of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award or Equity-Based Award.

        "Notice of Stock Option Grant" shall mean the notice delivered by the Company to the Optionee evidencing the grant of an Option.

        "Option" shall mean a stock option granted pursuant to the Plan.

        "Option Agreement" shall mean a written agreement that evidences an Option in such form as the Administrator shall approve from time to time.

        "Optioned Stock" shall mean the Common Stock subject to an Option.

        "Optionee" shall mean any person who receives an Option or a SAR.

        "Participant" shall mean an Optionee or a Grantee.

        "Performance-Based Exception" shall mean the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

        "Performance Cycle" shall mean the period designated by the Administrator during which performance objectives or goals must be met for Performance Stock Awards, but in no event shall the period be more than 10 years.

        "Performance Stock Award" shall mean an Award granted pursuant to Section 10 of the Plan.

        "Plan" shall mean this Guaranty Bancorp 2005 Stock Incentive Plan, as amended and restated from time to time.

        "Qualified Note" shall mean a recourse note, with a market rate of interest, which may, at the discretion of the Administrator, be secured by the Optioned Stock or otherwise.

        "Qualifying Performance Criteria" shall mean the business criteria allowed under the performance goal requirements of Section 162(m) of the Code, including any one or more of the following objective performance criteria upon which the achievement of specific, pre-established, objective performance goals for each Participant are based as determined by the Administrator in connection with the grant and certification of Performance Stock Awards: (a) net income, (b) earnings per common share, (c) earnings per share, assuming conversion of preferred stock, (d) return on equity, (e) return on average equity, (f) return on tangible common equity (defined as a ratio, the numerator of which is income before amortization of intangibles, and the denominator of which is tangible common equity), (g) return on assets, (h) return on average assets, (i) "efficiency ratio" determined as the ratio of total non-interest operating expenses (less amortization of intangibles) divided by total revenues (less net security gains), (j) non-interest income to total revenue ratio, (k) net interest margin, (l) ratio of noninterest expense (less amortization of intangibles) to average assets, (m) credit quality measures (including non-performing asset ratio, net charge-off ratio, ratio of allowance to non-performing loans and classified assets as a percentage of tier 1 capital plus allowance of loan losses), (n) non-interest bearing deposits as a percentage of total deposits, (o) brokered deposits as a percentage of total deposits, (p) loan growth, (q) deposit growth, (r) non-interest income growth, (s) yield on earning assets, (t) cost of funds, (u) total stockholder return, (v) stock price; (w) market share, (x) net interest income, (y) pre-provision, pre-tax income, (z) regulatory criteria or measures, including one or more of the CAMEL ratings (or other similar ratings that may subsequently be established by the Company's regulators) or compliance with a regulatory enforcement action, or (aa) other strategic milestones based on objective criteria established by the Administrator, provided that, with respect to Covered Employees, such strategic milestones must be approved by the stockholders of the Company prior to the payment of any Performance Stock Award. Qualifying Performance Criteria may be expressed in terms of (1) attaining a specified absolute level of the criteria or (2) a percentage increase or decrease in the criteria compared to a pre-established target, previous years' results or a designated market index or comparison group, all as determined by the Administrator. The Qualifying Performance Criteria may be applied either to the Company as a whole or to a business unit or subsidiary, as determined in the discretion of the Administrator. The Administrator may include or exclude Extraordinary Events or any other objective events or occurrences either establishing the performance goal based on the Qualifying Performance Criteria or in determining whether the performance goal has been achieved; provided, however, that the Administrator shall not have the discretion to increase the amount of a Performance Stock Award that would otherwise be due to a Participant who is a Covered Employee based on such Covered Employee's pre-established performance goals for the applicable Performance Cycle.

        "Restricted Stock Award" shall mean an Award granted pursuant to Section 8 of the Plan.

        "Restricted Stock Unit" shall mean a unit representing one Share, subject to the terms and conditions of a Restricted Stock Unit Award.

        "Restricted Stock Unit Award" shall mean an Award granted pursuant to Section 9 of the Plan.

        "Risk of Forfeiture" shall mean the Grantee's risk that the Granted Stock may be forfeited and returned to the Company in accordance with Section 8, 9 or 10 of the Plan.

        "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3.

        "SAR" or "Stock Appreciation Right" shall mean a stock appreciation right granted pursuant to the Plan.

        "SAR Agreement" shall mean a written agreement that evidences a SAR in such form as the Administrator shall approve from time to time.

        "Service" shall mean the performance of services for the Company (or any Affiliate) by an Employee, Non-Employee Director, or Consultant, as determined by the Administrator in its sole discretion. Service shall not be considered interrupted in the case of: (i) a change of status (i.e., from Employee to Consultant, Non-Employee Director to Consultant, or any other combination); (ii) transfers between locations of the Company or between the Company and any Affiliate; or (iii) a leave of absence approved by the Company or an Affiliate. A leave of absence approved by the Company or an Affiliate shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company or an Affiliate.

        "Service Provider" shall mean an Employee, Non-Employee Director, or Consultant.

        "Share" shall mean a share of Common Stock.

        "Stock Award" shall mean a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award or Equity-Based Award.

        "Stock Award Agreement" shall mean a written agreement that evidences a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award or Equity-Based Award in such form as the Administrator shall approve from time to time.

        "Tax" or "Taxes" shall mean the federal, state, and local income, employment and excise tax liabilities incurred by the Participant in connection with his/her Awards.

        "10% Stockholder" shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Affiliate).

        "Termination Date" shall mean the date on which a Participant's Service terminates, as determined by the Administrator in its sole discretion.

        "Vesting Event" shall mean the occurrence of a Change in Control.

        3.    Administration of the Plan.

          (a)   Except as otherwise provided for below, the Plan shall be administered by (i) the Board or (ii) a Committee, which Committee shall be constituted to satisfy applicable laws.

            (i)    Section 162(m).    To the extent that the Administrator determines that it is desirable to qualify Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee comprised solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (ii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan and in the case of specific duties delegated by the Administrator, and subject to the approval of relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its sole discretion:

              (i)  to exercise all of the powers granted to it under the Plan;

             (ii)  to determine the Fair Market Value of the Common Stock pursuant to the terms of the Plan;

            (iii)  to select the Service Providers to whom Awards may, from time to time, be granted under the Plan;

            (iv)  to determine whether and to what extent Awards are granted under the Plan;

             (v)  to determine the number of Shares that pertain to each Award;

            (vi)  to approve the terms of the Option Agreements, Stock Award Agreements, and SAR Agreements;

           (vii)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award. Such terms and conditions may include, but are not limited to, the Exercise Price, the status of an Option (Non-Statutory Stock Option or Incentive Stock Option), the time or times when Awards may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (viii)  to determine the method of payment of the Exercise Price;

            (ix)  to delegate to others responsibilities to assist in administering the Plan;

             (x)  to construe and interpret the terms of the Plan, Option Agreements, Stock Award Agreements, SAR Agreements and any other documents related to the Awards;

            (xi)  to interpret and administer the terms of the Plan to comply with all Tax rules and regulations or any other applicable law and to cause any Award that is intended to be exempt from Section 409A of the Code to continue to be so exempt; and

           (xii)  to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable.

          (c)    Effect of Administrator's Decision.    All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards. The Administrator's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants whether or not such Participants are similarly situated.

          (d)    Liability.    No member of the Board or the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his/her behalf in his/her capacity as a member of the Board or the Committee for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Board or the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own willful criminal act, fraud or bad faith. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power the Company may have to indemnify them or hold them harmless.

          (e)   Notwithstanding anything to the contrary contained herein: (i) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board and (ii) the Board may, in its sole discretion, at any time and from time to time, grant Awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

        4.    Stock Subject to the Plan.

          (a)    Basic Limitation.    The total number of Options, Stock Awards, and SARs that may be awarded under the Plan may not exceed 8,500,000, subject to the adjustments provided for in Section 14 of the Plan.

          (b)    Additional Shares.    In the event that any outstanding Award expires or is canceled, forfeited or otherwise terminated, the Shares that pertain to the unexercised Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company at their original purchase price, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares thatmay be issued upon the exercise of Incentive Stock Options shall in no event exceed 8,500,000, subject to the adjustments provided for in Section 14 of the Plan.

        5.    Eligibility.    The persons eligible to participate in the Plan shall be limited to Employees, Non-Employee Directors and Consultants who have the potential to impact the long-term success of the Company and/or its Affiliates and who have been selected by the Administrator in its sole discretion to participate in the Plan.

        6.    Option Terms.    Each Option shall be evidenced by an Option Agreement, in the form approved by the Administrator and may contain such provisions as the Administrator deems appropriate; provided, however, that each Option Agreement shall comply with the terms specified below. No person may be granted (in any calendar year) Options to purchase more than 250,000 Shares, subject to the adjustments provided for in Section 14 of the Plan. Each Option Agreement evidencing an Incentive Stock Option shall, in addition, be subject to Section 7 below.

          (a)    Exercise Price.

              (i)  The Exercise Price of an Option shall be determined by the Administrator in its sole discretion but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such Option.

             (ii)  Notwithstanding the foregoing, where the outstanding shares of stock of another corporation are changed into or exchanged for shares of Common Stock without monetary consideration to that other corporation, then, subject to the approval of the Board, Options may be granted in exchange for unexercised, unexpired stock options of the other corporation and the exercise price of the Optioned Shares subject to each Option so granted shall be set in accordance with the provisions of Treasury Regulation §1.409A-1(b)(5)(v)(D).

            (iii)  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (A) cash, (B) check, (C) Mature Shares, (D) Qualified Note, (E) to the extent permitted by law, by such other method as the Administrator may from time to time prescribe or (F) any combination of the foregoing methods of payment. The Administrator may also permit Optionees, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to net exercise through the Company or through a brokerage or similar arrangement, approved in advance by the

    Administrator, and use the proceeds from such sale as payment of part or all of the exercise price of such shares. Notwithstanding the foregoing, a method of payment may not be used if it causes the Company to: (i) violate Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto; or (ii) violate Regulation O, promulgated by the Board of Governors of the Federal Reserve System, as determined by the Administrator in its sole discretion.

          (b)    Vesting.    Any Option granted hereunder shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. Notwithstanding anything herein to the contrary, upon the occurrence of a Vesting Event, all Options that are outstanding on the date of the Vesting Event shall fully vest and become exercisable on such date (whether or not previously vested).

          (c)    Term of Options.    No Option shall have a term in excess of 10 years measured from the Date of Grant of such Option.

          (d)    Procedure for Exercise.    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Administrator in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment of the applicable Exercise Price for the Share being exercised has been received by the Administrator. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Subsection (a)(iii) above. In the event of a cashless exercise, the broker shall not be deemed to be an agent of the Administrator.

          (e)    Effect of Termination of Service.

            (i)    Termination of Service.    Upon termination of an Optionee's Service, other than due to death, Disability, or Cause, the Optionee may exercise his/her Option, but only on or prior to the date that is three months following the Optionee's Termination Date, and only to the extent that the Optionee was entitled to exercise such Option on the Termination Date (but in no event later than the expiration of the term of such Option, as set forth in the Notice of Stock Option Grant to the Option Agreement). If, on the Termination Date, the Optionee is not entitled to exercise the Optionee's entire Option then such unexercisable portion of his/her Option shall terminate. If, after termination of Service, the Optionee does not exercise his/her Option within the time specified herein, the Option shall terminate.

            (ii)    Disability of Optionee.    In the event of termination of an Optionee's Service due to his/her Disability, the Optionee may exercise his/her Option, but only on or prior to the date that is twelve months following the Termination Date, and only to the extent that the Optionee was entitled to exercise such Option on the Termination Date (but in no event later than the expiration date of the term of his/her Option, as set forth in the Notice of Stock Option Grant to the Option Agreement). To the extent the Optionee is not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (iii)    Death of Optionee.    In the event that an Optionee should die while in Service, the Optionee's Option may be exercised by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only on or prior to the date that is twelve months following the date of death, and only to the extent that the Optionee was entitled to exercise the Option at the date of death (but in no event later than the expiration date of the term of his/her Option, as set forth in the Notice of Stock Option Grant to the Option Agreement). If, at the time of death, the Optionee was not entitled to exercise his/her entire Option then such unexercisable portion of his/her option shall terminate. If after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

            (iv)    Cause.    In the event of termination of an Optionee's Service due to Cause, the Optionee's Option shall terminate on the Termination Date.

            (v)    Regulatory Compliance.    To the extent that the discretion granted in this subsection (e)(v) does not cause an Option to lose its exemption from the application of Section 409A of the Code or any regulations adopted pursuant thereto or does not violate Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto or Regulation O, promulgated by the Board of Governors of the Federal Reserve System (as determined by the Administrator in its sole discretion), the Administrator shall have complete discretion, exercisable either at the time an Option is granted or at any time while the Option remains outstanding, to:

              (A)  extend the period of time for which the Option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the Option term; and/or

              (B)  permit the Option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested Shares for which such Option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

          (f)    Stockholder Rights.    Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 below.

        7.    Incentive Stock Options.    The terms specified below shall be applicable to all Incentive Stock Options, and these terms shall, as to such Incentive Stock Options, supersedeany conflicting terms in Section 6 above.

          (a)    Eligibility.    Incentive Stock Options may only be granted to Employees.

          (b)    Exercise Price.    The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such Option, except as otherwise provided for in Subsection (d) below.

          (c)    Dollar Limitation.    In the case of an Incentive Stock Option, the aggregate Fair Market Value of the Optioned Stock (determined as of the Date of Grant of each Option) with respect to Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate) that may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be applied on the basis of the order in which such Options are granted. Any Options in excess of such limitation shall automatically be treated as Non-Statutory Stock Options.

          (d)    10% Stockholder.    If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Exercise Price shall not be less than 110% of the Fair Market Value of a Share on the Date of Grant of such Option, and the Option term shall not exceed five years measured from the Date of Grant of such Option.

          (e)    Change in Status.    In the event of an Optionee's change of status from Employee to Consultant or to Non-Employee Director, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option three months and one day following such change of status.

          (f)    Approved Leave of Absence.    If an Optionee is on an approved leave of absence, and the Optionee's reemployment upon expiration of such leave is not guaranteed by statute or contract, including Company policies, then on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option.

        8.    Restricted Stock Award.    Each Restricted Stock Award shall be evidenced by a Stock Award Agreement, in the form approved by the Administrator and may contain such provisions as the Administrator deems appropriate; provided, however, such Stock Award Agreement shall comply with the terms specified below.

          (a)    Risk of Forfeiture.

            (i)    General Rule.    Shares issued pursuant to a Restricted Stock Award shall initially be subject to a Risk of Forfeiture. The Risk of Forfeiture shall be set forth in the Stock Award Agreement, and shall comply with the terms specified below.

            (ii)    Lapse of Risk of Forfeiture.    The Risk of Forfeiture shall lapse as the Grantee vests in the Restricted Stock Award. The Grantee shall vest in the Restricted Stock Award at such times and under such conditions as determined by the Administrator and set forth in the Stock Award Agreement. Notwithstanding the foregoing, upon the occurrence of a Vesting Event, the Grantee shall become 100% vested in those shares of Granted Stock that are still subject to a Risk of Forfeiture and that are outstanding on the date of the Vesting Event.

            (iii)    Forfeiture of Granted Stock.    Except as otherwise determined by the Administrator in its discretion, the Granted Stock that is subject to a Risk of Forfeiture shall automatically be forfeited and immediately returned to the Company on the Grantee's Termination Date or the date on which the Administrator determines that any other conditions to the vesting of the Restricted Stock were not satisfied during the designated period of time.

          (b)    Rights as a Stockholder.    Upon the Date of Grant of a Restricted Stock Award, the Grantee shall have the same rights of a holder of Common Stock with respect to the voting of the Granted Stock, subject to the conditions contained in the Stock Award Agreement.

          (c)    Dividends.    The Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Granted Stock.

        9.    Restricted Stock Unit Award.    Each Restricted Stock Unit Award shall be evidenced by a Stock Award Agreement, in the form approved by the Administrator and may contain such provisions as the Administrator deems appropriate; provided, however, such Stock Award Agreement shall comply with the terms specified below.

          (a)    Risk of Forfeiture.

            (i)    General Rule.    A Restricted Stock Unit Award shall initially be subject to a Risk of Forfeiture. The Risk of Forfeiture shall be set forth in the Stock Award Agreement and shall comply with the terms specified below.

            (ii)    Lapse of Risk of Forfeiture.    The Risk of Forfeiture shall lapse as the Grantee vests in the Restricted Stock Unit Award. The Grantee shall vest in the Restricted Stock Unit Award at such times and under such conditions as determined by the Administrator and set forth in the Stock Award Agreement. Notwithstanding the foregoing, upon the occurrence of a Vesting Event, the Grantee shall become 100% vested in those Restricted Stock Unit Awards that are still subject to a Risk of Forfeiture and that are outstanding on the date of the Vesting Event.

            (iii)    Forfeiture of Restricted Stock Unit Awards.    Except as otherwise determined by the Administrator in its discretion, Restricted Stock Unit Awards that are subject to a Risk of Forfeiture shall automatically be forfeited on the Grantee's Termination Date or the date on which the Administrator determines that any other conditions to the vesting of the Restricted Stock Unit Awards were not satisfied during the designated period of time.

            (iv)    Maturity Date.    The Stock Award Agreement shall specify the maturity date applicable to each Restricted Stock Unit; provided, however, that in no event shall the maturity date extend beyond the later of (A) the date that is 2 1/2 months from the end of the Company's first taxable year in which the Restricted Stock Unit is no longer subject to a Risk of Forfeiture and (B) the date that is 2 1/2 months from the end of the Grantee's first taxable year in which the Restricted Stock Unit is no longer subject to a Risk of Forfeiture. On the maturity date, the Company shall transfer to Grantee one unrestricted, fully transferable share of Common Stock for each vested Restricted Stock Unit scheduled to be paid out on such date and as to which all other conditions to the transfer have been fully satisfied.

        10.    Performance Stock Award.    Each Performance Stock Award shall be evidenced by a Stock Award Agreement, in the form approved by the Administrator, and may contain such provisions as the Administrator deems appropriate; provided, however, such Stock Award Agreement shall comply with the terms specified below. Either Shares or Restricted Stock Units may be subject to a Performance Stock Award.

          (a)    Risk of Forfeiture.

            (i)    General Rule.    Shares or Restricted Stock Units subject to a Performance Stock Award shall initially be subject to a Risk of Forfeiture. The Risk of Forfeiture shall be set forth in the Stock Award Agreement, and shall comply with the terms specified below. No Grantee may receive a Performance Stock Award in any one calendar year in excess of $3,000,000 based on the Fair Market Value of a Share on the Date of Grant.

            (ii)    Lapse of Risk of Forfeiture.    The Risk of Forfeiture shall lapse as the Grantee vests in the Performance Stock Award. The Grantee shall vest in or accelerate vesting in the Performance Stock Award, in whole or in part, if certain conditions and/or restrictions imposed by the Administrator are achieved or satisfied during the Performance Cycle designated by the Administrator. The Administrator shall impose such conditions and/or restrictions on the Performance Stock Award as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance objectives (company-wide, business unit and/or individual), Qualifying Performance Criteria, timed-based restrictions (but only if coupled with specific performance objectives or Qualifying Performance Objectives) and/or restrictions under applicable federal or state securities laws. Notwithstanding the foregoing, upon the occurrence of a Vesting Event, the Grantee shall become 100% vested in those Shares or Restricted Stock Units that are subject to the Performance Stock Award and that are outstanding and still subject to a Risk of Forfeiture on the date of the Vesting Event.

            (iii)    Forfeiture of Performance Stock Award.    A Performance Stock Award, to the extent that it is subject to a Risk of Forfeiture, shall automatically be forfeited and immediately returned to the Company on the Grantee's Termination Date or the date on which the Administrator determines that any of the conditions and/or restrictions to the vesting of the Performance Stock Award, including specific performance objectives or Qualifying Performance Objectives, were not satisfied or achieved during the designated Performance Cycle.

            (iv)    Maturity Date.    If applicable, the Stock Award Agreement shall specify the maturity date applicable to each Restricted Stock Unit; provided, however, that in no event shall the maturity date extend beyond the later of (A) the date that is 2 1/2 months from the end of the Company's first taxable year in which the Restricted Stock Unit is no longer subject to a Risk of Forfeiture and (B) the date that is 2 1/2 months from the end of the Grantee's first taxable year in which the Restricted Stock Unit is no longer subject to a Risk of Forfeiture. On the maturity date, the Company shall transfer to Grantee one unrestricted, fully transferable share of Common Stock for each vested Restricted Stock Unit scheduled to be paid out on such date and as to which all other conditions to the transfer have been fully satisfied.

          (b)    Rights as a Stockholder.    If Shares are subject to the Performance Stock Award, upon the Date of Grant of a Performance Stock Award, the Grantee shall have the same rights of a holder of Common Stock with respect to the voting of the Granted Stock, subject to the conditions contained in the Stock Award Agreement.

          (c)    Dividends.    The Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on Granted Stock.

        11.    Stock Appreciation Rights.    Each SAR shall be evidenced by a SAR Agreement, in the form approved by the Administrator and may contain such provisions as the Administrator deems appropriate; provided, however, that each SAR Agreement shall comply with the terms specified below. No person may be granted (in any calendar year) SARs that pertain to more than 250,000 Shares, subject to the adjustments provided for in Section 14 of the Plan.

          (a)    Exercise Price.    The Exercise Price of a SAR shall be determined by the Administrator but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such SAR.

          (b)    Vesting.    Any SAR granted hereunder shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator and set forth in the SAR Agreement. Notwithstanding anything herein to the contrary, upon the occurrence of a Vesting Event, all SARs that are outstanding on the date of the Vesting Event shall become exercisable on such date (whether or not previously vested).

          (c)    Term of SARs.    No SAR shall have a term in excess of 10 years measured from the Date of Grant of such SAR.

          (d)    Procedure for Exercise.    A SAR shall be deemed to be exercised when written notice of such exercise has been given to the Administrator in accordance with the terms of the SAR Agreement by the person entitled to exercise the SAR. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive an amount equal to the amount by which the Fair Market Value (on the date of surrender) of a Share exceeds the Exercise Price of such SAR. The Company shall pay this amount in the form of Common Stock.

          (e)    Effect of Termination of Service.

            (i)    Termination of Service.    Upon termination of an Optionee's Service, other than due to death, Disability, or Cause, the Optionee may exercise his/her SARs, but only on or prior to the date that is three months following the Optionee's Termination Date, and only to the extent that the Optionee was entitled to exercise such SARs on the Termination Date (but in no event later than the expiration of the term of such SAR, as set forth in the Notice of Stock Appreciation Rights Grant to the SAR Agreement). If, on the Termination Date, the Optionee is not entitled to exercise all of the Optionee's SARs, then such SARs shall terminate. If, after termination of Service, the Optionee does not exercise his/her vested SARs within the time specified herein, the SARs shall terminate.

            (ii)    Disability of Optionee.    In the event of termination of an Optionee's Service due to his/her Disability, the Optionee may exercise his/her SARs, but only on or prior to the date that is twelve months following the Termination Date, and only to the extent that the Optionee was entitled to exercise such SARs on the Termination Date (but in no event later than the expiration date of the term of his/her SAR, as set forth in the Notice of Stock Appreciation Rights Grant to the SAR Agreement). To the extent the Optionee is not entitled to exercise the SARs on the Termination Date, or if the Optionee does not exercise the SARs to the extent so entitled within the time specified herein, the SARs shall terminate.

            (iii)    Death of Optionee.    In the event that an Optionee should die while in Service, the Optionee's SARs may be exercised by the Optionee's estate or by a person who has acquired the right to exercise the SARs by bequest or inheritance, but only on or prior to the date that is twelve months following the date of death, and only to the extent that the Optionee was entitled to exercise the SARs at the date of death (but in no event later than the expiration date of the term of his/her SAR, as set forth in the Notice of Stock Appreciation Rights Grant to the SAR Agreement). If, at the time of death, the Optionee was not entitled to exercise all of his/her SARs, then such unexercisable portion of his/her SARs shall terminate. If after death, the Optionee's estate or a person who acquires the right to exercise the SARs by bequest or inheritance does not exercise the SARs to the extent so entitled within the time specified herein, the SARs shall terminate.

            (iv)    Cause.    In the event of termination of an Optionee's Service due to Cause, the Optionee's SARs shall terminate on the Termination Date.

            (v)    Regulatory Compliance.    To the extent that the discretion granted in this subsection (e)(v) does not cause a SAR to lose its exemption from the application of Section 409A of the Code or any regulations adopted pursuant thereto or does not violate Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto or Regulation O, promulgated by the Board of Governors of the Federal Reserve System (as determined by the Administrator in its sole discretion), the Administrator shall have complete discretion, exercisable either at the time a SAR is granted or at any time while the SAR remains outstanding, to:

              (A)  extend the period of time for which the SAR is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that SAR to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the SAR term; and/or

              (B)  permit the SAR to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested Shares for which such SAR is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

        12.    Other Equity-Based Awards.    The Administrator may grant other types of Equity-Based Awards to a Service Provider, in such amounts and subject to such terms and conditions, as the Administrator shall in its discretion determine, subject to the provisions of the Plan. Such Awards may entail the transfer of actual shares of Common Stock, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. Such Equity Based Award shall be evidenced by an agreement, the terms of which shall contain all necessary provisions to ensure that (a) such Equity Based Award is exempt from Section 409A of the Code or (b) if such Equity Based Award is not exempt from Section 409A of the Code that such Equity Based Award complies with all requirements of Section 409A of the Code and the regulations promulgated thereunder.

        13.    Section 162(m) Deduction Qualifications.

          (a)    Awards for Covered Employees.    At all times when Section 162(m) of the Code is applicable, all Awards granted to a Covered Employee under this Plan shall comply with the Performance-Based Exception requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award available under the Plan, the Administrator may, subject to this Section 13, make any adjustments it deems appropriate. Notwithstanding the above, the Administrator may, in its sole discretion, with respect to any Award under the Plan, determine that compliance with Section 162(m) of the Code is not desired after consideration of the goals of the Company's executive compensation philosophy and whether it is in the best interests of the Company to have such Award so qualified.

          (b)    Designation of Covered Employees.    For each Performance Cycle, the Administrator will designate which Participants are Covered Employees within ninety (90) days of the beginning of the Performance Cycle (or such earlier or later date as is permitted or required by Section 162(m) of the Code).

          (c)    Establishment of Qualifying Performance Criteria and Awards for Covered Employees.    Within ninety (90) days of the beginning of a Performance Cycle (or such earlier or later date as is permitted or required by Section 162(m) of the Code), the Administrator shall, in its sole discretion, for each such Performance Cycle, determine and establish in writing one or more performance goals based on one or more Qualifying Performance Criteria applicable to the Performance Cycle for each Covered Employee. The Administrator may establish any number of differing Performance Cycles, performance goals, Qualifying Performance Criteria, and Awards for Covered Employees running concurrently, in whole or in part.

          (d)    Certification of Achievement of Qualifying Performance Criteria and Amount of Awards.    After the end of each Performance Cycle, or such earlier date if the Qualifying Performance Criteria are achieved (and such date otherwise complies with Section 162(m) of the Code), the Committee shall certify in writing, prior to the payment of any Award to a Covered Employee (other than an Award where the compensation paid is solely attributable to the increase in the value of Common Stock), that the performance goal based on the Qualifying Performance Criteria for the Performance Cycle and all other material terms of the Plan were satisfied. The Administrator may not, under any circumstances, increase an Award to a Covered Employee above the amount payable pursuant to the pre-established performance goal based on the Qualifying Performance Criteria for the Performance Cycle.

          (e)    Tax and Security Laws.    In the event that applicable tax and/or securities laws change to permit the Administrator discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Administrator shall have the sole discretion to make such changes without obtaining stockholder approval.

        14.    Adjustments Upon Changes in Capitalization.    The limitations set forth in Sections 4, 6, and 11 of the Plan, the number of Shares that pertain to each outstanding Award, and the Exercise Price of each Option and SAR shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued and outstanding Shares, effected without the receipt of consideration by the Company. Such adjustment shall be made in the sole discretion of the Administrator and, if applicable, in accordance with Treasury Regulation §1.409A-1(b)(5)(v)(H).

        15.    Deferral of Stock Awards and SARs.    The Administrator, in its sole discretion, may permit a Grantee to defer his/her Stock Awards, and an Optionee to defer his/her SARs pursuant to the terms and conditions provided for under any applicable deferred compensation plan of the Company provided that any such deferral may not cause such Stock Award or SAR to lose its exemption from the application of Section 409A of the Code. To the extent an Award is determined to constitute a "deferral of compensation" within the meaning of Section 409A of the Code before such deferral, any such subsequent deferral shall be made in accordance with the terms of Section 409A(a)(4)(C) of the Code and the regulations promulgated thereunder.

        16.    Non-transferability of Awards.    Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and, if applicable, may be exercised, during the lifetime of a Participant, only by the Participant. Notwithstanding the immediately preceding sentence, the Administrator may permit a Participant to transfer any Award that is not an Incentive Stock Option to one or more of the Participant's immediate family members or to trusts established in whole or in part for the benefit of the Participant and/or one or more of such immediate family members. For purposes of the Plan, (i) the term "immediate family" shall mean the Participant's spouse and issue (including adopted and step children) and (ii) the phrase "immediate family members or to trusts established in whole or in part for the benefit of the Participant and/or one or more of such immediate family members" shall be further limited, if necessary, so that neither the transfer of an Award other than an Incentive Stock Option to such immediate family member or trust, nor the ability of a Participant to make such a transfer, shall have adverse consequences to the Company or the Participant by reason of Section 162(m) of the Code.

        17.    No Repricing Without Stockholder Approval; Cancellation and Regrant of Awards.

          (a)   Notwithstanding anything in this Plan to the contrary, neither the Administrator nor the Company may take any action that would constitute or may be considered a "repricing" under generally accepted accounting principles or any applicable stock exchange rule or regulation with respect to any Options or any other type of Award without the approval of the Company's stockholders.

          (b)   If (and only if) Section 17(a) is complied with, the Administrator shall have the authority to effect, at any time and from time to time,

              (i)  with the consent of the affected Optionee, the cancellation of any or all outstanding Options or SARs and to grant in substitution new Options or SARs covering the same or a different number of Shares but with an Exercise Price per Share based on the Fair Market Value per Share on the new Date of Grant of the Option or SAR, provided (A) such cancellation does not cause such cancelled Options or SARs to lose their exemption pursuant to Section 409A of the Code or (B) such grant in substitution does not cause the newly granted Options or SARs to be subject to Section 409A of the Code.

             (ii)  with the consent of the affected Grantee, the cancellation of any or all outstanding Stock Awards and to grant in substitution new Stock Awards covering the same or a different number of Shares, provided (A) such cancellation does not cause such cancelled Stock Awards to lose their exemption pursuant to Section 409A of the Code or (B) such grant in substitution does not cause the newly granted Stock Awards to be subject to Section 409A of the Code.

          (c)   For purposes of Section 4 hereof, Shares underlying any Award cancelled by the Company in any such substitution permitted by this Section 17 shall be available for issuance under the Plan; furthermore, except with respect to a Participant subject to Section 162(m) of the Code, a grant of any Award to a Participant pursuant to any such substitution shall be disregarded for purposes of determining whether such Participant has exceeded any limitations hereunder limiting the amount of any type of Award or aggregate amount of Awards that may be granted to a Participant (except to the extent the number of Shares underlying such newly granted Awards exceeds the number of Shares underlying the Participant's cancelled Awards).

        18.    Share Escrow/Legends.    Unvested Shares issued under the Plan may, in the Administrator's discretion, be held in escrow by the Company until the Participant's interest in such Shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested Shares.

        19.    Tax Withholding.

          (a)   For corporate purposes, the Company's obligation to deliver Shares upon the exercise of Options, deliver Shares or cash upon the exercise of SARs, or deliver Shares or remove any restrictive legends upon vesting of such Shares under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

          (b)   To the extent permitted under Section 402 of the Sarbanes-Oxley Act of 2002 and the regulations adopted pursuant thereto, the Administrator may, in its discretion, provide any or all holders of Non-Statutory Stock Options or SARS, or unvested Shares under the Plan with the right to use previously vested Shares in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their Non-Statutory Stock Options or SARs, or the vesting of their Shares; provided, however, that this form of payment shall be limited to the withholding amount calculated using the minimum statutory rates. Such right may be provided to any such holder in either or both of the following formats:

            (i)    Stock Withholding:    The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Non-Statutory Stock Option or SAR, or the vesting of such Shares, a portion of those Shares with an aggregate Fair Market Value equal to the Taxes calculated using the minimum statutory withholding rates interpreted in accordance with the applicable accounting standard.

            (ii)    Stock Delivery:    The election to deliver to the Company, at the time the Non-Statutory Stock Option or SAR is exercised or the Shares vest, one or more Shares previously acquired by such holder (other than in connection with the Option or SAR exercise, or Share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the Taxes calculated using the minimum statutory rates interpreted in accordance with the applicable accounting standard.

        20.    Effective Date and Term of the Plan.    The Plan was initially adopted by the Board on April 5, 2005, and became effective on June 2, 2005, the date of its approval by the Company's stockholders. The Plan was amended and restated by the Board on April 25, 2006 and was further amended on October 28, 2008 by the Board, which in each case did not require stockholder approval. This amendment and restatement of the Plan was approved by the Board on February 26, 2010 and shall become effective upon stockholder approval. Unless sooner terminated by the Board, the Plan shall continue until April 4, 2015. When the Plan terminates, no Awards shall be granted under the Plan thereafter. The termination of the Plan shall not affect any Shares previously issued or any Award previously granted under the Plan.

        21.    Time of Granting Awards.    The Date of Grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination to grant such Award, or such other date as determined by the Administrator; provided, however, that any Award granted prior to the date on which the Plan is approved by the Company's stockholders shall be subject to the stockholders' approval of the Plan. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable period of time after the date of such grant.

        22.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Board may, in its sole discretion, at any time amend, alter, suspend, terminate or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made without his/her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)    Effect of Amendment and Termination.    Any such amendment or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

        23.    Regulatory Approvals.

          (a)   The implementation of the Plan, the granting of any Awards and the issuance of any Shares upon the exercise of any granted Awards shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted under it, and the Shares issued pursuant to it.

          (b)   No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of an applicable registration statement (if required) for the Shares issuable under the Plan, and all applicable listing requirements of any stock exchange or quotation system on which the Common Stock is then listed for trading (if any).

        24.    No Employment/Service Rights.    Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

        25.    Governing Law.    This Plan shall be governed by Delaware law, applied without regard to conflict of laws principles.

        26.    Code Section 409A.    Awards under this Plan are intended to be exempt from Section 409A of the Code. Notwithstanding anything to the contrary in this Plan or elsewhere, if a Grantee or Optionee is a "specified employee" as determined pursuant to Section 409A of the Code as of the date of his or her "separation from service" (within the meaning of Treasury Regulation 1.409A-1(h)) and if any Award provided for in this Plan or otherwise both (x) constitutes a "deferral of compensation" within the meaning of Section 409A and (y) cannot be paid or provided in the manner otherwise provided without subjecting the Grantee or Optionee to "additional tax", interest or penalties under Section 409A of the Code, then any such payment or benefit that is payable during the first six months following the Grantee's or Optionee's "separation from service" shall be paid or provided to the Grantee or Optionee on the first business day of the seventh calendar month following the month in which his or her "separation from service" occurs or, if earlier, at his or her death. In addition, any payment, delivery, settlement or exercise of an Award upon a termination of Service that represents a "deferral of compensation" within the meaning of Section 409A of the Code shall only be paid, delivered, settled or exercised upon a "separation from service".

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X GUARANTY BANCORP 015SSB 9 2 A M + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C NOTE: Please sign EXACTLY as name appears on this Proxy. Joint owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or entity officers should give FULL title. This Proxy shall be valid and may be voted regardless of the form of signature however. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors unanimously recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. Change of Address — Please print new address below. 01 - Edward B. Cordes 04 - Gail H. Klapper 07 - Matthew P. Wagner 02 - John M. Eggemeyer 05 - Daniel M. Quinn 08 - W. Kirk Wycoff 03 - Stephen D. Joyce 06 - Kathleen Smythe 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain For Against Abstain 2. Ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the current year. For Against Abstain 3. Amendment and Restatement of Guaranty Bancorp’s 2005 Stock Incentive Plan. 09 - Albert C. Yates NNNNNNNNNNNN NNNNNNNNNNNNNNN 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 0 2 4 7 7 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T C123456789 1234 5678 9012 345 MMMMMMM IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 4, 2010. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/GBNK • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

PROXY FOR THE MAY 4, 2010 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and hereby appoints Daniel M. Quinn and Paul W.Taylor and each of them, the attorney(s), agent(s) and proxy(ies) of the undersigned,with full power of substitution, to vote all stock of Guaranty Bancorp (the “Company”) which the undersigned is entitled to vote, for the matters indicated below in the manner designated herein, or if not indicated by the undersigned in their discretion, and to vote in their discretion with respect to such other business or matters as may properly come before the meeting or any adjournments or postponements thereof. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY BY MAILING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side) . Proxy — GUARANTY BANCORP IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.